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                                                                  EXHIBIT 10.50






                           MASTER LEASE AGREEMENT

                               BY AND BETWEEN

                    LCOR CLARKSBURG L.L.C., AS LANDLORD

                                    AND

                       COMSAT CORPORATION, AS TENANT





                  CLARKSBURG, MONTGOMERY COUNTY, MARYLAND







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                             TABLE OF CONTENTS




INTRODUCTION
Section 1.  DEFINITIONS......................................................1
Section 2.  LEASE OF MASTER LEASE PROPERTY...................................2
Section 3.  TERM.............................................................2
Section 4.  RENT.............................................................4
Section 5.  USE OF THE MASTER LEASE PROPERTY.................................7
Section 6.  DEVELOPMENT; DESIGNATION OF THE EXCLUDED AREAS...................9
Section 7.  TAXES AND IMPOSITIONS...........................................11
Section 8.  UTILITIES.......................................................15
Section 9.  SIGNS...........................................................15
Section 10. AS-IS CONDITION OF MASTER LEASE PROPERTY........................16
Section 11. REPAIRS, MAINTENANCE AND MANAGEMENT.............................16
Section 12. ACCESS TO MASTER LEASE PROPERTY.................................18
Section 13. ALTERATIONS AND PERSONAL PROPERTY...............................19
Section 14. INSURANCE.......................................................22
Section 15. DAMAGE OR DESTRUCTION...........................................25
Section 16. INDEMNIFICATION.................................................31
Section 17. CONDEMNATION....................................................35
Section 18. LIENS...........................................................36
Section 19. EXISTING SPACE LEASES; ASSIGNMENT AND SUBLETTING................37
Section 20. SUBORDINATION OR SUPERIORITY OF LEASE...........................40
Section 21. DEFAULTS AND REMEDIES...........................................40
Section 22. BANKRUPTCY OR INSOLVENCY........................................45
Section 23. SURRENDER OF MASTER LEASE PROPERTY..............................47
Section 24. NON-CONSENSUAL HOLDING OVER.....................................48
Section 25. QUIET ENJOYMENT.................................................48
Section 26. NOTICES.........................................................48
Section 27. HAZARDOUS MATERIALS.............................................49
Section 28. RIGHT TO RENEW TERM.............................................52
Section 29. SECURITY DEPOSIT................................................54
Section 30. MISCELLANEOUS GENERAL PROVISIONS................................54

SCHEDULE I  Defined Terms
SCHEDULE II Deductibles
SCHEDULE OF EXHIBITS

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                           MASTER LEASE AGREEMENT


                  THIS LEASE AGREEMENT (this "Lease") is entered into and made effective as of the 12th day of September, 1997 (the "Effective Date"), by and between LCOR CLARKSBURG L.L.C., a Delaware limited liability company ("Landlord") and COMSAT Corporation, a District of Columbia corporation ("Tenant").

                                WITNESSETH:

                  (a) Prior to but contemporaneously with the execution and delivery of this Lease, Tenant sold and transferred the Master Lease Property to Landlord pursuant to that certain Agreement of Sale dated the Effective Date, by and between Tenant, as seller, and Landlord, as purchaser (the "Purchase and Sale Agreement").

                  (b) Landlord desires to lease to Tenant, and Tenant desires to lease back from Landlord, the Master Lease Property, all as set forth and on the terms and conditions contained in this Lease.

                  NOW THEREFORE, in consideration of the mutual promises set forth in this Lease and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each party, Landlord and Tenant agree as follows:

                  SECTION 1.        DEFINITIONS

                  (a) The following terms shall have the meanings ascribed thereto below:

                  Agents: The agents, employees, contractors, subcontractors, affiliates, licensees and invitees of each party
(and in the case of Tenant, subtenants).

                  Excluded Areas: Any areas of the Master Lease Property excluded by Landlord pursuant to Section 6.

                  Expiration Date:  The ending date of the Term.

                  Installations Premises: Certain portions of the Land as described or shown on Exhibit C attached hereto and made a part hereof, together with all improvements located thereon.

                  Land:   Approximately   227  acres  of  land  located  in
Clarksburg, Montgomery County, Maryland, as described or shown on Exhibit A attached hereto and made a part hereof.

                  Main Building: A building complex consisting of three buildings (the "Component Buildings") which, for the purposes of this Lease, Landlord and Tenant agree contain, in the aggregate, 496,000 gross square feet of space (the "Main Building Space"), located on the Land and commonly known as 22250, 22300, and 22240

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COMSAT  Drive,  Clarksburg,  Maryland.  Further,  for the  purposes of this
Lease,   Landlord  and  Tenant  agree  that  the  Component  Buildings  are designated as, and contain amounts of Main Building Space, as follows:

                  Building A: The largest of the Component Buildings, commonly known as the primary building; 446,000 gross square feet;

                  Building B: The second largest of the Component Buildings, commonly known as the Spectra building; 40,000 gross square feet;

                  Building C: The smallest of the Component Buildings, commonly known as the etching and plating building; 10,000 gross square feet.

                  Main Building Area: The Main Building and the Parking Areas, access drives, and other appurtenant areas serving the Main Building, as described or shown on Exhibit B attached hereto and made a part hereof.

                  Master Lease Property: The Land, together with all improvements located thereon, less the Installations Premises and the Excluded Areas. The Master Lease Property includes, without limitation, the Main Building Area.

                  Parking Areas: Those certain areas located in the Main Building Area and designated for use for parking of motor vehicles as of the Effective Date.

                  Unimproved Area: The Master Lease Property, less the Main Building Area.

                  (b) Other terms shall have meanings ascribed to such terms in this Lease and as shown on Schedule I attached hereto and made a part hereof.

                  SECTION 2.        LEASE OF MASTER LEASE PROPERTY

                  Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant and its successors and assigns, to be paid, kept and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby take and hire, upon and subject to the covenants, agreements, provisions, limitations and conditions herein expressed, the Master Lease Property.

                  SECTION 3.        TERM

                  (a) The initial term of this Lease (the "Initial Term") shall be for a period of ten (10) years commencing on the Effective Date and ending at 11:59 p.m. local time on the day preceding the tenth anniversary of the Effective Date, unless

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this  Lease  shall be  sooner  terminated  as  hereinafter  provided  or as provided by law. Notwithstanding the foregoing, if the Term ends on any day other than the last day of any calendar month, the Term shall be extended so that the last day of the Term is the last day of such calendar month. The Initial Term, as may be extended by exercise of the provisions of Subsection 3(b) or Section 28, may sometimes be collectively referred to in this Lease as the "Term".

                  (b) Provided that no Event of Default exists on the date of the Holdover Notice or the date of commencement of the Holdover Period, Tenant may holdover under the terms of this Lease with respect to the Main Building Area for up to six (6) months immediately after the Initial Term, provided that:

                           (i)  Tenant provides Landlord with written notice
(the "Holdover Notice") at least six (6) months prior to the Expiration Date of the Initial Term stating the number of months up to six (6) that Tenant will holdover under the terms of this Lease (the "Holdover Period"); and

                           (ii) Tenant pays as Base Rent for each month
during the Holdover Period, in addition to all other amounts payable under this Lease, one hundred twelve and 75/100ths percent (112.75%) of the full monthly installment of Base Rent due in the last year of the Initial Term.

If Tenant exercises this holdover right, then, upon commencement of the Holdover Period, any portions of the Unimproved Area remaining subject to this Lease at the expiration of the Initial Term shall automatically be released from this Lease as Excluded Area as if released under Section 6; provided, however, that after the commencement of the Holdover Period, Tenant shall not record any instrument confirming the grant of easements described in Section 6(d). At its sole election, Tenant may exercise its right to the Holdover Period with respect to less than all of the Main Building Area. If Tenant desires to so holdover with respect to less than all of the Main Building Area, Tenant shall designate in the Holdover Notice the space in which it desires to holdover in the Main Building, but in no event less than two hundred fifty thousand (250,000) gross square feet (including the aggregate gross square footage of the area of the Main Building then leased under Existing Space Leases and Subleases, the terms of which have been extended beyond the Expiration Date of the Initial Term with Landlord's approval) (the "Holdover Space"). Tenant's payments of Base Rent and payments of Additional Rent during the Holdover Period shall be reduced to the proportion that the Holdover Space bears to the Main Building Space and Tenant shall have the nonexclusive right during the Holdover Period to use the Parking Areas, access drives, and all other common areas within the Main Building Area. If Tenant designates a part of the Holdover Space in Building B in the Holdover Notice, Tenant shall be required to holdover in the entirety of Building B. If Tenant designates a part of the Holdover Space in Building C in the Holdover Notice, Tenant

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shall be required to holdover in the  entirety of Building C. The amount of square footage comprising the Holdover Space designated in Building A shall be determined in accordance with the applicable standard of the Greater Washington Association of Commercial Realtors and such Holdover
Space shall be so configured as to leave remaining space in Building A reasonably marketable to third party tenants; provided, however, this obligation shall not require Tenant to construct Alterations in order to leave such a marketable space.

                  (c). As used in this Lease, the term "Lease Year" means each consecutive period of twelve (12) calendar months during the Term, commencing on the Effective Date. If, however, the Effective Date is other than the first day of a calendar month, the first Lease Year shall begin on the Effective Date and end on the first anniversary of the last day of the calendar month in which the Effective Date falls, and each succeeding Lease Year shall be each succeeding consecutive period of twelve (12) calendar months thereafter during the Term.

                  SECTION 4.        RENT

                  (a) Tenant covenants and agrees to pay Landlord in lawful money of the United States, annual base rent for the Master Lease Property ("Base Rent") in twelve (12) equal monthly installments, in advance, on or before the first day of each and every month throughout the Term, as follows:

                  (i) FOUR MILLION NINE HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($4,960,000.00) during the first Lease Year.

                  (ii) FIVE MILLION NINETY-SIX THOUSAND AND FOUR HUNDRED AND NO/100 DOLLARS ($5,096,400.00), during the second Lease Year.

                  (iii) FIVE MILLION TWO HUNDRED THIRTY-SIX THOUSAND FIVE HUNDRED FIFTY-ONE AND NO/100 DOLLARS ($5,236,551.00), during the third Lease Year.

                  (iv) FIVE MILLION THREE HUNDRED EIGHTY THOUSAND FIVE HUNDRED FIFTY-SIX AND 15/100 DOLLARS ($5,380,556.15), during the fourth Lease Year.

                  (v) FIVE MILLION FIVE HUNDRED TWENTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-ONE AND 45/100 DOLLARS ($5,528,521.45), during the fifth Lease Year.

                  (vi) FIVE MILLION SIX HUNDRED EIGHTY THOUSAND FIVE HUNDRED FIFTY-FIVE AND 79/100 DOLLARS ($5,680,555.79), during the sixth Lease Year.

                  (vii) FIVE MILLION EIGHT HUNDRED THIRTY-SIX THOUSAND SEVEN HUNDRED SEVENTY-ONE AND 07/100 DOLLARS ($5,836,771.07), during the seventh Lease Year.


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                  (viii) FIVE MILLION NINE  HUNDRED  NINETY-SEVEN  THOUSAND
TWO HUNDRED EIGHTY-TWO AND 27/00 DOLLARS ($5,997,282.27), during the eighth Lease Year.

                  (ix) SIX MILLION ONE HUNDRED SIXTY-TWO THOUSAND TWO HUNDRED SEVEN AND 54/100 DOLLARS ($6,162,207.54), during the ninth Lease Year.

                  (x) SIX MILLION THREE HUNDRED THIRTY-ONE THOUSAND SIX HUNDRED SIXTY-EIGHT AND 24/100 DOLLARS ($6,331,668.24), during the tenth Lease Year.

Notwithstanding the foregoing, if the Effective Date shall be a day other than the first day of a calendar month, there shall be due and payable on the Effective Date, as the installment of Base Rent for such fractional month, an amount determined by dividing the Base Rent for the first Lease Year by 365 and multiplying the result by the number of days from the Effective Date through the end of such month.

                  (b) Tenant also covenants and agrees to pay, as additional rent (the "Additional Rent"), all sums, Impositions, costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes, agrees or is obligated to pay, or which shall become otherwise due and payable from Tenant to Landlord under this Lease (other than Base Rent). Base Rent and Additional Rent may sometimes be collectively referred to herein as "Rent".

                  (c) It is the purpose and intent of Landlord and Tenant that, except as explicitly set forth herein, the Base Rent shall be absolutely net to Landlord, so that this Lease shall yield, net to Landlord, the net annual rent specified in Subsection (a) of this Section 4 in each Lease Year during the Term and that all costs, expenses and obligations of every kind and nature whatsoever, in connection with or relating to the Master Lease Property shall be the obligation of Tenant and shall be paid by Tenant.

                  (d) The Base Rent shall be paid to Landlord promptly when due without notice or demand therefor, and without any abatement (except as explicitly stated to the contrary in Section 8, Section 15 and Section 17), deduction or set-off for any reason whatsoever.

                  (e) No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any
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                  (f) If any  of the  Rent  payable  under  the  terms  and
provisions of this Lease shall be or become uncollectible, reduced or required to be refunded because of any rent control or similar act or law enacted by a valid governmental authority, Tenant shall enter into such agreements and take such other steps that Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which, from time to time during the continuance of such legal rent restriction, may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (i) the Rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (ii) Tenant shall promptly pay to Landlord, to the maximum extent legally permissible, an amount equal to (a) the Rent which would have been paid pursuant to this Lease but for such legal rent restriction, less (b) the Rent paid by Tenant during the period such rent restriction was in effect.

                  (g) All Rent and other payments required to be made by Tenant to Landlord shall be delivered to Landlord by wire transfer pursuant to the wire transfer instructions as shown on Exhibit D attached hereto and made a part hereof or to any other single party that Landlord may specify from time to time by written notice given to Tenant.

                  (h) In recognition of the extra costs to Landlord resulting from Tenant's failure to make timely payment of any installment of Base Rent, if any such installment is not paid within nine (9) days after its due date, the delinquent amount shall be subject to a service charge of five percent (5%) of such delinquent amount, or such lesser charge as may be the maximum charge permitted by law. In addition, if any installment of Base Rent or any other sum due Landlord under this Lease remains unpaid seventy-five (75) days after its due date, the outstanding amount shall bear interest at an annual rate of two percent (2%) over the "Prime Rate" then prevailing or such lesser rate as may be the maximum rate permitted by law (the "Stipulated Rate"), and calculated from the due date of such sum and continuing through the date such sum is paid in full. As used in this Lease, the term "Prime Rate" means the prime rate of interest for large money center banks as published in the Money Rates section of the Wall Street Journal or if the Wall Street Journal ceases to publish such rate, as established by reference to such other authority as is generally accepted in the business community as a source for determining the "Prime Rate".

                  SECTION 5.        USE OF THE MASTER LEASE PROPERTY

                  (a) The Main Building may be occupied and used for any lawful purpose and shall not be used for any other purpose. The remainder of the Main Building Area may be occupied and used for parking for, access to,

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and other reasonable  purposes incidental to use of the  Main  Building  and shall not be used for any other purpose. The Unimproved Area shall not be occupied by Tenant but may be used by Tenant for (i) access to the Main Building Area via roads existing in the Unimproved Area as of the Effective Date, or as may be relocated as expressly provided for in this Lease, (ii) purposes which are incidental to use of the Main Building Area, such as use, maintenance, repair, and replacement of utilities, storm drainage facilities, and signage serving or used in connection with the Main Building Area, (iii) use, maintenance, repair, and replacement of antennae, satellite dishes, and other communications equipment located in the Unimproved Area as of the Effective Date (but such facilities, excluding footings, foundations, and concrete bases, shall be removed by Tenant at its own expense promptly after such Unimproved Area is excluded from this Lease under
Section 6), (iv)reasonable recreation uses, such as use of the existing recreational facilities, (v) temporary activities and uses that Tenant reasonably deems desirable, and (vi) such limited purposes as are reasonably necessary in order for Tenant to fulfill its obligations under this Lease to Care for the Unimproved Area. Notwithstanding anything to the contrary contained in this Lease, with respect to the uses described in clauses
(iv) and (v) above, (y) the Tenant shall ensure that such uses do not interfere with the Development, and (z) no action or omission of Landlord, or its Agents, successors and assigns that interferes with such uses shall be a default of Landlord under this Lease.

                  (b)      Tenant further agrees as follows:

                           (i)    Tenant and its Agents shall use the Master
Lease Property and conduct its business thereon in a safe, careful, reputable and lawful manner.

                           (ii)   Tenant shall obtain, or cause to be obtained,
all   certificates,   licenses  and  permits  necessary  for  its,  or  its
subtenants', occupancy, use, operation and maintenance of the Master Lease Property. Upon reasonable advance request by Tenant, Landlord shall reasonably cooperate with Tenant in Tenant's obtaining such necessary certificates, licenses or permits, including, without limitation, signing applications for the same within ten (10) business days after Tenant's request if Landlord's signing is required by Applicable Law or requested by a governmental authority; provided, that Landlord shall not be required to incur any out-of-pocket costs to third parties in connection therewith. Tenant shall promptly reimburse Landlord for any of its reasonable out-of-pocket costs to third parties for review or advice about such certificates, licenses or permits.

                           (iii)  Tenant shall not commit, nor allow to be
committed, in, on or about the Master Lease Property, any act of waste, including any act which might deface, damage or destroy any improvement thereon, or any part thereof. Further, Tenant shall not permit any noise or odor to be emitted from the Master Lease Property which is unlawful or which constitutes a legal nuisance. Notwithstanding the foregoing, Tenant

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shall not have any responsibility for any waste, noise, or odor caused by
Landlord or its Agents.

                           (iv)   Tenant shall promptly comply in all material
respects with all present and future laws, statutes, ordinances, rules, regulations and orders of any federal, state, municipal or other government or agency thereof having jurisdiction over and relating to the use, condition and occupancy of the Master Lease Property, and any covenants, conditions and restrictions of record existing as of the Effective Date and governing the Master Lease Property (collectively, the "Applicable Laws"). Tenant acknowledges that the Applicable Laws are of public record and that Tenant knows the character of its operation on the Master Lease Property.
Tenant  shall  have  sole   responsibility  for  its  compliance  with  the
Applicable  Laws in all material  respects,  and  Tenant's  inability to so
comply   shall  not  be  cause  for  Tenant  to   terminate   this   Lease.
Notwithstanding the foregoing:

                                    (A) Tenant shall not be required to comply
with any Applicable Laws to the extent that Tenant or the Master Lease Property are legally grandfathered or exempt from the application of such Applicable Laws or Tenant may obtain from the appropriate authorities a waiver or variance with respect to compliance.

                                    (B) Tenant shall not be required to comply
with any legal requirements in connection with the Master Lease Property arising out of or relating to the Development or arising out of other acts or omissions of Landlord or its Agents on or with respect to the Master Lease Property. All of such requirements on the Master Lease Property shall be promptly complied with by Landlord in all material respects, at its own expense.

                                    (C) Tenant shall not be obligated to
correct any violations of Applicable Laws which may exist on the Master Lease Property as of the Effective Date, except to the extent specifically required to do so by written notice from the governmental authority having jurisdiction.

                                    (D) Tenant shall have the right to contest
by appropriate legal proceedings, conducted diligently and in good faith, without expense to Landlord, the validity or application of any Applicable Laws. If compliance with the Applicable Law being contested may legally be delayed pending the prosecution of the proceeding, Tenant may delay compliance until the final determination of the proceeding. Landlord shall execute and deliver, within ten (10) business days after request by Tenant, any appropriate papers and/or other instruments that may be necessary to permit Tenant to contest the validity or application of the Applicable Law. Landlord shall otherwise reasonably cooperate with Tenant in the contest, provided that Landlord shall not be required to incur any out-of-pocket costs to third parties in connection therewith. Notwithstanding the

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foregoing, Tenant shall ensure that any such contest does not cause any lien to be filed against the Master Lease Property or any portion thereof.

                  SECTION 6. DEVELOPMENT; DESIGNATION OF THE EXCLUDED
                                     AREAS

                  (a) Tenant acknowledges that, among other purposes, Landlord purchased the Master Lease Property for possible development and/or sale of all or portions of the Unimproved Area. Although Landlord is not required to develop or sell any of the Unimproved Area, Landlord is contemplating a mixed-use development thereon, consisting of, among other things, uses of varying densities, sizes and natures, and infrastructure in order to serve same (all or any portion thereof, the "Development"). The Development shall be at Landlord's sole cost. Tenant acknowledges that the Development may require Landlord to change the zoning classification as well as take other actions to change the land use and character of the Master Lease Property. Tenant covenants and agrees that during the Term it shall not object to, and shall reasonably cooperate with Landlord with respect to, Development by Landlord or its successors of any of the Unimproved Area and shall reasonably cooperate so as to avoid interference with the Development. Notwithstanding the foregoing:

                           (i)  The Development by Landlord shall not
interfere with Tenant's or its subtenants' use of the Master
Lease Property.

                           (ii) No rezoning or other development approvals
sought by Landlord for all or any part of the Master Lease Property shall prohibit, restrict, or make non-conforming any of the uses which may be conducted on the Main Building Area or Installations Premises under the I-3 zoning applicable to such property as of the Effective Date.

                           (iii)  Landlord acknowledges that the
uninterrupted   operation  of  antennae,   satellite   dishes,   and  other
communications equipment now or in the future installed on the Main Building Area (the "Communications Facilities") is of critical importance to Tenant. Landlord shall not oppose the installation or continued operation of the Communications
Facilities.

                           (iv)  Tenant shall not be required to incur any
liability  or  out  of  pocket   expense  to  third  parties  in  providing
cooperation to Landlord or its successors with respect to the Development.

                  (b) At any time during the Term, without any consent of Tenant whatsoever, a portion of the Unimproved Area shall be excluded from the Master Lease Property immediately upon the occurrence of any of the following (each a "Triggering Event"):


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                           (i)  A written notice from Landlord to Tenant
designating such portion of the Unimproved Area as an Excluded Area. The notice shall be accompanied by a legal description and drawing of the Excluded Area.

                           (ii)  The transfer of record title to or the
ground lease of such portion of the Unimproved Area by Landlord to another party, including entities related to Landlord.

                           (iii)  The commencement of clearing or grading
work for such portion of the Unimproved Area (in which event the Excluded Area shall include the land to be disturbed by the work, any borrow, fill, or stockpile areas, any areas for staging of equipment or materials, any areas upon which sediment control measures are to be implemented).

Landlord may cause Triggering Events with respect to as many portions of the Unimproved Area, and as often, as Landlord may determine in its sole and absolute discretion. Landlord shall give Tenant written notice of the occurrence of the Triggering Events described in (ii) and (iii) above at least thirty (30) days before their anticipated dates of occurrence. The notice shall be accompanied by a legal description and plat of the Excluded Area. It is the intention of (iii) that no development work whatsoever shall be performed to any portion of the Unimproved Area while it remains subject to this Lease and that each such portion of the Unimproved Area must be excluded from the Master Lease Property before work begins.

                  (c) Upon exclusion of an Excluded Area from the Master Lease Property, Tenant shall have no further rights or obligations under this Lease with respect to such Excluded Area. There shall be no reduction in Base Rent with respect to an Excluded Area, but Landlord and Tenant shall equitably apportion any Additional Rent with respect to such Excluded Area as of the date of exclusion and Landlord shall reimburse Tenant at the time of such exclusion in an amount equal to (i) any Impositions paid by Tenant, and (ii) any other expenses paid by Tenant (provided that such expenses are required to be paid by Tenant under this Lease) with respect to such Excluded Area and attributable to the period of time beginning with and following the date of exclusion. Such reimbursement shall be a condition precedent to exclusions of any property. In addition, Landlord, at its sole expense and as a condition precedent to exclusions of any property, shall cause such Excluded Area to be established as a separate tax parcel for the purposes of Impositions at the time such parcel is excluded.

                  (d) In the event that an Excluded Area contains any road, utility line, drainage line, storm water management facility, sign, or other improvement or amenity then being used by Tenant in connection with the Main Building Area (collectively, "Appurtenances"), then, automatically upon exclusion of the Excluded Area, Tenant shall be deemed to have easements for the continued uninterrupted use of the

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Appurtenances  for so long as this Lease  remains in effect.  The easements provided for in this subsection shall include the right of Tenant to enter upon the Excluded Area to inspect, maintain, repair, and replace the
Appurtenances. Notwithstanding the foregoing, Landlord may temporarily discontinue any of the Appurtenances for a period of not more than
forty-eight   (48)  hours  if  Landlord   provides  Tenant  with  temporary
Appurtenances, provided such temporary Appurtenances allow Tenant and its Agents to use the Master Lease Property without any material diminishment of Tenant's or its Agents' use of the Master Lease Property or any material interference with the business operations of Tenant or its subtenants on the Main Building Area.

                  (e) Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to pay for any incremental, additional or increased Insurance or any increased costs of Care of the Master Lease Property which are attributable to Development or any other acts or omissions of Landlord or its Agents with respect to the Master Lease Property.

                  (f) In addition to the easements for existing Appurtenances provided for in Subsection 6(d), Landlord shall grant to Tenant, or to any utility company or governmental authority designated by Tenant, such other easements for utilities, drainage, stormwater management, and other similar matters on, under, and across the Unimproved Area as may be reasonably required in connection with the use or occupancy of the Main Building Area and in accordance with this Lease ("Additional Easements"). No Additional Easements shall materially and adversely affect the Development or materially increase the cost of Development. Landlord shall have a reasonable right of approval of the location of all Additional Easements. All Additional Easements shall be granted without charge within ten (10) business days after written request by Tenant, accompanied by the instrument to be executed and a plat showing the location of the Additional Easement. Landlord shall make good faith and commercially reasonable efforts to cause its mortgagees to subordinate their liens against the Master Lease Property to any Additional Easements.

                  SECTION 7.  TAXES AND IMPOSITIONS

                  (a) Tenant covenants and agrees to pay, not later than the first day on which any interest or penalty will accrue or be assessed for the non-payment thereof, all of the following items applicable to or affecting the Master Lease Property or any part thereof accruing or payable from and after the Effective Date and during the Term or applicable thereto: (i) all real estate taxes and assessments (including, without limitation, assessments for special business improvement or assessment districts), (ii) personal property taxes, (iii) occupancy and rent taxes specifically imposed on tenants in Montgomery County or attributable to the subtenants of Tenant, (iv) water and sewer rents, rates and charges, (v) vault taxes and charges, (vi) certificate, license and permit fees, (vii) any taxes, assessments or governmental levies, general and special,

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ordinary and extraordinary,  foreseen and unforeseen,  of any kind and nature whatsoever which at any time prior to or during or applicable to the Term or any part thereof may be assessed, levied, confirmed, imposed upon, or grow or accrue or become due and payable out of, or charged with respect to, or become a lien on, the Master Lease Property or any part thereof, or the sidewalks or streets in front of or adjoining the Master Lease Property, or any vault, passageway or space in, over or under such sidewalk or street, or any other appurtenances to the Master Lease Property, or any personal property, equipment or other facility used in the operation thereof, or any use or occupation of the Master Lease Property, or any document by which Tenant creates or transfers an interest or estate in the Master Lease Property (except any document releasing an Excluded Area from the Master Lease Property), and (vii) any fines or penalties or similar governmental charges applicable with respect to any of the foregoing, together with interest and costs thereon (all such items aforesaid may sometimes be collectively referred to herein as "Impositions").

                  (b) If, by law, any Imposition imposed during the Term, which is an assessment not related to general real estate taxes, may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments plus interest as may become due during the Term of this Lease; provided, that all such payments shall be made before any fine, penalty or other charge for non-payment of any installment may be added thereto.

                  (c) Any Imposition (including, without limitation, those Impositions which have been converted into installment payments by Tenant as referred to in Subsection (b) above) relating to a period of time which is partially within the Term and partially beyond the Expiration Date shall be adjusted between Landlord and Tenant as of the Expiration Date so that Landlord shall pay that portion of such Imposition which is attributable to any period of time after the Expiration Date and Tenant shall pay the remainder thereof. This subsection shall survive termination of the Lease.

                  (d) Notwithstanding the foregoing, Tenant shall not be required to pay municipal, state or federal income, excess profits, capital levy, rental (except as set forth in clause (iii) of Subsection (a)), estate, succession, inheritance, transfer, recordation (except to the extent described in Section 30(v)) or gift taxes of Landlord, any corporate franchise tax imposed upon Landlord or any tax imposed because of the nature of the business entity of Landlord; provided, however, that if at any time during the Term, the method of taxation prevailing at the Effective Date shall be altered so that, in substitution for ad valorem real estate taxes, any new Imposition or charge, or any part thereof, shall be

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measured by or be based in whole or in part upon the Master Lease Property and shall be imposed upon Landlord, then all such new Impositions or charges, or any part thereof, shall be deemed to be included within the term "Impositions", and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions.

                  (e) (i) If permitted by Applicable Law, and provided no Event of Default is then in existence, Tenant shall have the right, at its own expense, to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith. If, under Applicable Law, the contested Imposition must be paid before undertaking the contest, Tenant shall pay such Imposition (which payment may be made under protest, at Tenant's option) or, if permitted by Landlord and any mortgagee of Landlord (including trustees or beneficiaries of deeds of trust) ("Mortgagee"), either deposit with Landlord, Mortgagee or the assessing body, as Landlord, Mortgagee or the assessing body may require, an amount sufficient to pay all amounts referred to in Subsection (ii) below, or undertake such other method of securing payment of such amounts as is satisfactory to Landlord, Mortgagee and the assessing body.
                      (ii) Upon the termination of any such proceeding, Tenant shall pay the amount of such Imposition or part thereof as finally determined as due in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith, and, upon such payment, Landlord shall, provided an Event of Default is not then in existence, return or request Mortgagee to return any amount still on deposit with it or with Mortgagee with respect to such paid Imposition. If at any time during the continuance of such proceedings Landlord, Mortgagee or the assessing body shall deem the amount deposited or the undertaking insufficient, Tenant shall, upon thirty (30) days prior written notice, make an additional undertaking or deposit with Landlord, Mortgagee or the assessing body, as Landlord or Mortgagee reasonably may request, or as the assessing body may require, and upon failure of Tenant to do so, the amount theretofore deposited shall be applied by Landlord, Mortgagee or the assessing body to the payment, removal and discharge of such Imposition and the interest and penalties in connection therewith and any costs, fees (including, without limitation, reasonable attorneys' fees and disbursements) or other liabilities accruing in any such proceedings, and the balance, if any, shall be returned to Tenant, or the deficiency, if any, shall be paid by Tenant immediately on demand of Landlord or Mortgagee to the taxing authority to which such Imposition is payable. This subsection shall survive termination of this Lease.

                  (f) Landlord or Tenant may, if it shall so desire, endeavor at any time or times to obtain a lowering of the assessed valuation upon the Master Lease Property, or any part thereof, for the purpose of reducing Impositions thereon, and in such event, the other party


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will reasonably cooperate in effecting such reduction, but shall not be required to incur any out-of-pocket costs in so cooperating.

                  (g) Landlord shall not be required to join in any proceedings referred to in Subsection (e) above unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord or any owner of the Master Lease Property, in which event, Landlord shall join in such proceedings or permit the same to be brought in its name and shall sign all documents reasonably necessary to prosecute the proceedings. Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant will indemnify and save harmless Landlord from and against any such costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, and from any liability resulting from such proceeding. After reimbursing and indemnifying Landlord for the items referred to in the preceding sentence, Tenant shall be entitled to any refund with respect to any Imposition and penalties or interest thereon which have been paid by Tenant (whether directly or through escrowed funds), or which have been paid by Landlord but previously reimbursed in full to Landlord by Tenant. Tenant's right to the refund shall survive termination of this Lease.

                  (h) The certificate, advice, statements, or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition shall be prima facie evidence that the Imposition is due and unpaid at the time of the making or issuance of such certificate, advice statement or bill.

                  (i) Tenant shall make all payments of Impositions directly to the appropriate governmental authorities, and Landlord appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. In case any person or entity to whom any sum is directly payable by Tenant under any of the provisions of this Section 7 shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord and Landlord shall promptly pay such sum to such person or entity.

                  (j) Tenant shall deliver to Landlord duplicate receipts or photostatic copies thereof, or other evidence reasonably satisfactory to Landlord (followed by such duplicate receipts or copies, when available) showing the payment of all Impositions, within ten (10) business days after the respective payments are required to be made by Tenant and Landlord requests such evidence in writing.

                  (k) Landlord shall furnish to Tenant copies of all notices of assessment and bills relating to Impositions within ten (10) business days after Landlord receives any of the same from the governmental authorities.

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                  SECTION 8.        UTILITIES

                  (a) Tenant agrees to pay all charges made against the Master Lease Property for gas, heat, water, electricity, sewage disposition, telephone and all other utilities and services related to the Master Lease Property during the Term (collectively, the "Utilities").

                  (b) Tenant understands, acknowledges and agrees that any one or more of the Utilities may be interrupted or diminished by reason of causes beyond Landlord's reasonable control; that Landlord does not represent or warrant the uninterrupted avail ability of the Utilities; that Tenant shall be solely responsible for obtaining and maintaining the use of the Utilities; and that, unless caused by Landlord or its Agents, any such interruption or diminishment shall not (i) be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Master Lease Property or any part thereof, or (ii) render Landlord liable to Tenant in damages by abatement of Rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease. In pursuing the Development, Landlord shall take and cause its Agents to take best efforts to avoid the interruption or diminishment of the Utilities.

                  SECTION 9.        SIGNS

                  (a) Tenant shall not inscribe, paint, affix or display any sign, advertisement or notice (collectively "Signs") on any portion of the Main Building Area (or on any interior portion of the Main Building that is visible from the exterior) not presently located thereon without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

                  (b) Tenant shall not inscribe, paint, affix or display any Sign on any portion of the Unimproved Area not presently located thereon without the prior written consent of Landlord, which consent shall be in Landlord's sole and absolute discretion. After a Triggering Event with respect to an Excluded Area on which any Sign then exists, Landlord shall have the right, at its sole expense, to remove such Sign. If any Sign is to be removed pursuant to the preceding sentence, Landlord, if requested by Tenant, shall relocate the Sign, and any lighting and electrical service related to the Sign, to another location reasonably agreed upon by the parties and providing substantially similar visibility to that afforded by the prior location.

                  (c) Despite the foregoing, Tenant shall not require Landlord's consent to replace any Sign existing as of the Effective Date provided that the dimensions and location of the new Sign are substantially
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                  SECTION 10.       AS-IS CONDITION OF MASTER LEASE PROPERTY

PRIOR TO THE EFFECTIVE DATE, TENANT OWNED THE LAND FOR APPROXIMATELY THIRTY
(30) YEARS, DEVELOPED THE IMPROVEMENTS THEREON, INCLUDING BUT NOT LIMITED TO THE MAIN BUILDING, AND OCCUPIED THE MAIN BUILDING. CONSEQUENTLY, UPON THE EFFECTIVE DATE, TENANT SHALL ACCEPT THE MASTER LEASE PROPERTY IN "AS IS" CONDITION. TENANT AGREES AND ACKNOWLEDGES THAT LANDLORD HAS NOT MADE ANY REPRESENTATION RESPECTING OR ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, REGARDING THE MASTER LEASE PROPERTY, INCLUDING, WITHOUT LIMITATION, REPRESENTATIONS OR WARRANTIES REGARDING THE PHYSICAL NATURE OR CONDITION OF THE MASTER LEASE PROPERTY. TENANT ACKNOWLEDGES THAT IT IS COGNIZANT OF AND SATISFIED WITH ALL ASPECTS OF THE MASTER LEASE PROPERTY, AND THAT AS PROVIDED HEREIN THIS TRANSACTION IS AN "AS IS" TRANSACTION.

                  SECTION 11.       REPAIRS, MAINTENANCE AND MANAGEMENT

                  (a) Tenant shall, at its sole expense, keep, maintain, manage and operate (collectively, "Care" or "Care for" or "Care of" as the context may require) the Main Building Area in good condition and repair in a manner consistent with Care for Class B suburban buildings of similar age and character and used for similar purposes in Montgomery County, Maryland ("Comparable Buildings"), and in compliance with all Applicable Laws in all material respects. Except as otherwise provided in Subsection 5(b)(iii), Subsection 5(b)(iv)(A), Subsection 5(b)(iv)(B), Subsection 5(b)(iv)(C),
Subsection 5(b)(iv)(D), Subsection 8(b), Section 10, Subsection 11(a), Subsection 11(c), Subsection 11(d), Subsection 12(a), Subsection 15, Subsection 16(b), Subsection 17(a)(i), Subsection 17(a)(iii), Subsection 17(b), Section 23, Subsection 27(b), Subsection 27(f) of this Lease to the contrary, Tenant shall make and perform all necessary maintenance and repairs to the Main Building Area, whether structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. All repairs made by Ten ant shall be reasonably suited to accomplish their intended purposes and shall be in compliance with Applicable Laws in all material respects. The necessity for or adequacy of Care shall be measured by the standards which are appropriate for Comparable Buildings; provided, that Tenant shall in any event make all repairs necessary to avoid structural damage to the Main Building or other damage or injury to persons, property and other portions of the Master Lease Property. However, Landlord shall be responsible for any repairs necessitated by Landlord or its Agents.

                  (b) Tenant shall further Care for the remainder of the Master Lease Property and keep the same in good condition and repair in a manner consistent with other similar properties in Montgomery County, Maryland (the "Comparable Properties") and in material compliance with all Applicable Laws. All repairs made by Tenant shall be reasonably suitable to accomplish their purposes and shall be in material compliance with Applicable Laws. Tenant shall in any event make all repairs necessary to

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avoid structural damage to the improvements or other damage or injury to persons, property and other portions of the Master Lease Property. However, Landlord shall be responsible for any repairs necessitated by Landlord or its Agents. Further, Tenant, while it was owner of the Property, recorded a Declaration of Easements, Covenants, and Restrictions (the "Declaration") which, among other things, sets forth a standard of Care for the Master Lease Property. Landlord hereby delegates to Tenant, and Tenant hereby accepts from Landlord, the maintenance and repair obligations applicable to the Master Lease Property and described in Section 6 of the Declaration.

                  (c) If any  dispute  shall  arise  between  Landlord  and
Tenant as to the standard of Care required under Subsection (a) or (b) above, the matter shall be resolved by binding arbitration in accordance with the then prevailing Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). Upon demand for arbitration by either party in accordance with such rules, the matter shall be decided by a single arbitrator in Montgomery County, Maryland, selected in accordance with the prevailing Commercial Arbitration Rules of the AAA. In deciding any matter relating to the Main Building Area, the arbitrator shall take into account the age and character of the Main Building, the standards of Care set forth in this Section 11, and the remaining Term of this Lease. The arbitrator shall hold a hearing on the matter within forty-five (45) days after he or she is appointed. At least twenty (20) days before the hearing, each party shall submit to the other party a written statement of its case, copies of all documents upon which it intends to rely at the hearing, and a list of the witnesses it intends to call to testify at the hearing. The hearing shall be concluded within fifteen (15) days after the initial hearing date and the arbitrator shall decide the matter within fifteen (15) days after the hearing is concluded. The arbitrator shall render his or her decision in writing, setting forth the reasons for the decision. Each party shall bear its own costs related to the arbitration, except that the parties shall share equally all filing fees and other costs imposed by the AAA in connection with the arbitration and the fees of the arbitrator. The decision of the arbitrator shall be final and non-appealable and judgment on the decision may be entered in any court of competent jurisdiction.

                  (d) Notwithstanding Subsections (a) and (b), unless required by Applicable Laws, Tenant shall not be required to (i) improve, upgrade, re-model, retrofit, or renovate all or any part of the Main
Building Area or (ii) make any replacement or major repair of any component, element or system of the Main Building Area where a more minor repair may be sufficient to allow the ordinary use and occupancy of the Main Building Area.

                  (e) In addition to the Care required by this Section 11, Tenant, at its sole expense, within five (5) years after the Effective Date (subject to extension for Unavoidable Delays), shall complete the work (the "Roof Work") described in Exhibit F attached hereto and made a part hereof.

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                  (f)  Landlord  agrees that during the Term,  Tenant shall
have the right, after providing prior written notice to Landlord, to enforce any rights of Landlord under applicable warranties, guarantees, licenses and permits applicable to the Main Building Area. Landlord shall sign such documents and otherwise reasonably cooperate with Tenant to facilitate such enforcement, provided that Landlord shall not be required to incur any out of pocket expense to third parties in so doing.

                  SECTION 12.       ACCESS TO MASTER LEASE PROPERTY

                  (a) Tenant acknowledges that Landlord has a significant economic interest in the Care of the Main Building Area and that Landlord, pursuant thereto, has a need, from time to time, to inspect the Main
Building Area to insure Tenant's conformity with the covenants of this Lease. Tenant, therefore, hereby authorizes Landlord and any parties authorized by Landlord to perform such inspections of the Main Building Area as Landlord from time to time may reasonably deem appropriate. Landlord shall have the right to enter any part of the Main Building Area at all reasonable times, upon reasonable advance notice to Tenant and accompanied by a representative of Tenant, for the purposes of making such inspections, showing the Main Building Area to prospective purchasers, investors, mortgagees and tenants, and making such repairs, alterations or improvements to the Main Building Area as Landlord may deem necessary or desirable if Tenant fails to properly Care for same after notice and opportunity to cure as provided for in Section 21(a). No such entry shall materially interfere with the use and occupancy of the Main Building Area by Tenant, its subtenants and licensees. Landlord shall incur no liability to Tenant for such entry except in the case of death, bodily injury, or property damage caused by Landlord or its Agents. Notwithstanding the foregoing, Landlord shall have no right to enter upon those portions of the Main Building which are secured or confidential areas pursuant to Applicable Laws or agreements to which Tenant is subject ("Restricted Areas"). Further, no person who is a foreign national may enter into the Main Building on behalf of Landlord, unless approval of such person is obtained from Tenant in advance. Such approval may be withheld only to the extent entry by such person would violate Applicable Laws or agreements to which Tenant is subject.

                  (b) Tenant also acknowledges that Landlord has a significant economic interest in the Care of the Unimproved Area, and an on-going need to access the Unimproved Area in connection with Development. Tenant, therefore, hereby authorizes Landlord and any parties authorized by Landlord to enter upon the Unimproved Area at any time without notice and without being accompanied by a representative of Tenant, to perform such inspections of the Unimproved Area as Landlord from time to time may reasonably deem appropriate, and further to perform whatever activities
Landlord deems necessary or desirable, in its sole discretion, to aid Development, provided that such activities do not amount to a Triggering Event. Additionally, Tenant

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authorizes  Landlord  and any  parties  authorized  by  Landlord to use and
maintain  such  then  existing  roads  and  other   infrastructure  in  the
Unimproved Area, and to grant such easements and rights of way with respect to the Unimproved Area as Landlord deems necessary or desirable, in its sole discretion. However, Landlord's exercise of its rights under this Subsection 12(b) shall not materially interfere with the use of, or access to, the Unimproved Area or the Main Building Area by Tenant or its Agents. No development or construction work shall take place in the Unimproved Area unless such Unimproved Area is first excluded from this Lease in accordance with Section 6.

                  SECTION 13.       ALTERATIONS AND PERSONAL PROPERTY

                  (a) Except as required by Tenant's repair and maintenance obligations under this Lease, Tenant shall not make any alterations, additions, installations or other improvements ("Alterations") to the Master Lease Property or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed with respect to the Main Building Areas but which may be withheld in Landlord's sole discretion with respect to the Unimproved Area. However, nothing in this Section shall be deemed to diminish Landlord's obligation to grant easements under Section 6(e) or Tenant's right to replace Signs under Section 9(d). Moreover, Tenant need not seek the consent of Landlord to (i) install any Alteration in the Main Building Area costing One Hundred Seventy Thousand Dollars ($170,000.00) or less, (ii) install any tenant improvement work for subleased space in the Main Building, (iii) install communications equipment on the roof of the Main Building (the "Roof Based Facilities") (provided any such piece of the Roof Based Facilities does not exceed twenty (20) feet in diameter), or (iv) dismantle and remove any clean room contained in the Main Building (collectively, "Preapproved Alterations"). Notwithstanding anything to the contrary herein, in no event shall Tenant make any Alterations which would affect the structure or structural integrity of the Main Building or the facade of the Main Building or construct or place any communications equipment on the exterior of the Main Building or other exterior portions of the Main Building Area (except the Roof Based Facilities described in clause (iii) above) without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any Alteration in or to the Master Lease Property, whether or not requiring the approval of Landlord, shall be subject, however, in all cases to the following:

                      (i) Except to the extent that any Alteration is a Preapproved Alteration, no Alteration shall be made without at least 30 days prior notice to Landlord (unless Applicable Laws require otherwise or except in the case of an emergency, in which case, Tenant shall give Landlord as much notice as is practicable), accompanied by a copy of the proposed plans and specifications in detail reasonably sufficient for Landlord to review same, the identity of the contractor and any

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subcontractors, and a copy of all contracts with respect to the Alteration.
All Alterations shall be made promptly at the sole cost and expense of Tenant and in a good and workmanlike manner and in material compliance with all Applicable Laws. Tenant shall promptly reimburse Landlord upon demand, up to One Thousand Dollars ($1,000) in each instance, for any reasonable costs and expenses incurred by Landlord to third parties in connection with Landlord's review of Tenant's proposed plans and specifications, or revisions thereof (collectively, the "Plans"); provided, however, that Tenant shall not be obligated to reimburse Landlord for Landlord's review of any Plans in connection with Restoration (except as provided in Section
15). Upon the request of Landlord, but not more than once each Lease Year, Tenant shall provide Landlord with a written description of Alterations made to the Master Lease Property since the later of (i) the Commencement Date, and (ii) the date of the last such report. In addition, Tenant shall provide "CAD" drawings to Landlord showing the current configuration of the Main Building, including, without limitation, any Alterations made to the Master Lease Property. Such drawings shall be delivered to Landlord approximately twenty-four (24) months before the Expiration Date and within thirty (30) days after the expiration or earlier termination of this Lease.

                      (ii) The Master Lease Property at all times shall be kept by Tenant free of liens for labor and materials supplied or claimed to have been supplied to the Master Lease Property in connection with the Alterations.

                      (iii) Notice is hereby given that Landlord shall not be liable for any labor or materials furnished to or for Tenant. Furthermore, notice is hereby given to Tenant and Tenant's mechanics, laborers and materialmen with respect to the Master Lease Property that no mechanic's, materialman's or laborer's lien shall attach to or affect the reversion or other interest of Landlord in or to the Master Lease Property.

                      (iv) No Alteration shall, when completed, be of such a character as to render any part of the Master Lease Property anything other than a complete, self-contained structural unit.

                      (v) Worker's compensation, builder's risk and general liability insurance with respect to the Alteration as required by
Section 14 shall be maintained by Tenant.

                      (vi) All Alterations, other than roof-top communications equipment, shall be the property of Landlord. Tenant shall have no obligation to remove, or to pay for the removal of, any Alterations, other than roof-top communications equipment, upon termination of this Lease.

                  (b) All personal property, including, but not limited to, trade fixtures, furniture, furnishings, telephone switching equipment, roof-top communications equipment, generators and

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uninterrupted  power supply equipment,  and moveable  equipment  ("Personal
Property") owned by Tenant, and all Restricted Property, upon or in the Master Lease Property shall remain the property of Tenant, or remain under Tenant's control, and shall be removed by Tenant, at its sole cost and expense, upon termination of this Lease or surrender by Tenant of the Master Lease Property to Landlord. (The term "Personal Property" does not include Fixtures and Limited Personal Property as defined in the Purchase and Sale Agreement.) If such removal shall injure or damage the Master Lease Property, Tenant shall repair the damage at its sole cost and expense, reasonable wear and tear excepted. If Tenant fails to so remove and repair, Landlord shall have the right to remove the Personal Property and Restricted Property and to dispose of the same and to repair the Master Lease Property without accountability to Tenant, and at the sole cost and expense of Tenant. The "Restricted Property" shall mean all personal property, including, but not limited to documents and equipment, which are required to be secured or kept confidential pursuant to Applicable Laws or agreements to which Tenant is subject. The Restricted Property shall at all times, both during and after the Term, be the sole responsibility of Tenant. Tenant covenants and agrees that no Restricted Property shall be left in or upon the Master Lease Property after termination of this Lease or surrender by Tenant of the Master Lease Property to Landlord. Upon the expiration or earlier termination of this Lease (or, in the case of Excluded Areas, at the time such areas are excluded from the Master Lease Property) all right, title and interest to any underground storage tanks located in the Master Lease Property (or, in the case of Excluded Areas, located in such Excluded Areas) shall automatically convey to Landlord without the requirement that either party execute any other documents to effectuate the conveyance and shall become part of Landlord's property.

                   SECTION 14.      INSURANCE

                  (a) At all times during the Term, Tenant, at its own cost and expense, shall carry and maintain the insurance coverage set forth below (the "Insurance"):

                           (i)   Hazard insurance covering the Master Lease
Property (including, without limitation, all Alterations now or hereafter made to the Master Lease Property) under an "All Risks of Physical Loss" policy (an "All Risks Policy") written with full replacement coverage ("Replacement Value"), i.e., in an amount equal to 100% of the full costs of replacement of the insurable portions of the Master Lease Property, excluding foundation and excavation costs and subject to such reasonable deductibles as Tenant may see fit to carry and as Landlord reasonably approves. For the purposes of this Section 14, deductibles up to the amounts stated on Schedule II attached hereto shall automatically be deemed reasonable deductibles without any need for Landlord's approval. The insurer's determination of Replacement Value shall be binding and conclusive on Landlord and Tenant. A stipulated value or agreed

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amount endorsement deleting the co-insurance  provision of the policy shall be provided with such insurance. If not otherwise included within the All Risks Policy specified above, Tenant shall carry or cause to be carried, by endorsement to such All Risks Policy, coverage against (i) damage due to water and sprinkler leakage, with limits of coverage reasonably required by
Landlord,   and  (ii)  building   ordinance  covering  increased  costs  of
construction with a limit of not less than twenty-five percent (25%) of the value of the Main Building Area and demolition with a limit of not less than ten percent (10%) of the value of the Main Building Area. The Replacement Value shall include the cost of debris removal and the value of
grading,   paving  and  landscaping,   and   architects',   engineers'  and
development fees. During the course of any Alteration, Tenant shall carry insurance in the form of a "Builder's Risk" policy with respect thereto in such amount as reasonably required by Landlord.

                  (ii) Commercial liability insurance with respect to the Master Lease Property and the operations related thereto, whether conducted on or off the Master Lease Property, against liability for death, bodily injury, and property damage (the "Liability Policy"). The Liability Policy shall be on an occurrence basis and specifically shall include:

                              (A) Contractual liability to cover Tenant's
obligations to indemnify Landlord as required under this Lease; and

                              (B) Water damage and sprinkler  leakage legal
liability.

The Liability Policy shall be written for a combined single limit of not less than Ten Million Dollars ($10,000,000). Such limit shall be subject to reasonable increase from time to time (but not more than once every twenty-four (24) months) in accordance with the limits then being customarily carried with respect to Comparable Buildings and Comparable Properties, or operations similar to those being conducted on the Master Lease Property. Tenant may satisfy the required coverage limits for the Liability Policy by carrying a combination of primary and excess liability policies providing aggregate coverage in at least the limits stated herein for such policy.

                 (iii) Boiler and machinery insurance with limits as from time to time customary for Comparable Buildings and appropriate in the light of the cost of repairing potential damage.

                 (iv) Rent loss insurance ("Rent Insurance") on the "All Risks of Physical Loss" basis in an amount equal to twenty-four (24) months of the then current Base Rent.

               (b) Tenant further covenants and agrees, at its sole cost and expense, to procure and maintain or cause to be procured and maintained at all times all necessary worker's compensation

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insurance  covering all persons  employed by Tenant,  Existing  Tenants and
Subtenants in and about the Master Lease Property.

               (c) Tenant further covenants and agrees, at its sole cost and expense, to procure and maintain or cause to be procured and maintained at all times Comprehensive Automobile Insurance covering all owned, non-owned, and hired automobiles of tenant in limits of not less than One Million Dollars ($1,000,000).

                (d) In addition to the insurance carried by Tenant, during the course of any Alteration or Care work undertaken by a contractor hired by or for Tenant, Tenant shall require such contractor to carry public liability insurance in limits of not less than Two Million Dollars ($2,000,000).

                (e) Tenant may at its option provide any Insurance coverage under a blanket insurance policy instead of a separate policy or policies, provided that the certificate or certificates issued under such blanket insurance policy, and the coverage afforded thereby, conforms in all respects to the requirements hereof (a "Blanket Policy").

                (f) Tenant acknowledges that it currently carries flood and earthquake coverage ("Flood and Earthquake Insurance"). Tenant not shall not be required to maintain the Flood and Earthquake Insurance during the Term; provided, however, Tenant shall give Landlord at least thirty
(30) days written notice prior to any discontinuance of the Flood and Earthquake Insurance. Notwithstanding the foregoing, (i) in the event that any portion of the Property is classified as being located in (A) a Class A flood zone or any other flood zone indicating a higher frequency of predicted flooding than a Class A flood zone as indicated by the Federal Emergency Management Agency (a "Flood Zone"), or (B) a B3 seismic activity zone or any other seismic activity zone indicating a higher frequency of predicted seismic activity than B3 seismic activity zone as indicated by a consensus of insurance underwriters that underwrite such policies for earthquake coverage (a "Seismic Activity Zone"), Tenant shall procure Flood and Earthquake Insurance if such coverage is customary for Comparable Buildings and Comparable Properties, or (ii) to the extent the Master Lease Property is insured under a Blanket Policy and such Blanket Policy contains Flood and Earthquake Insurance for any other property under such Blanket Policy, Tenant shall maintain Flood and Earthquake Coverage on the Master Lease Property.

                (g) All Insurance, except for Flood and Earthquake Insurance if the Property is not in Flood Zone or Seismic Activity Zone, shall be in such form and shall be issued by such responsible insurance companies licensed to do business in the State of Maryland as are reasonably approved by Landlord. Any insurance company rated by Bests Insurance Reports (or any successor publication of comparable standing) as "A-, VIII" or better and by Standard & Poor's (or any successor of comparable standing) as "A" or better (or the equivalent of such rating)

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(collectively, the "Standard Rating") shall be deemed a responsible company and acceptable to Landlord. Notwithstanding the foregoing, in the event that the rating of such insurance falls below the Standard Rating during the term of the policy of such insurance, Tenant shall not be required to procure replacement coverage until the scheduled expiration or earlier termination of such policy; provided, however, in no event shall such period exceed twelve (12) months. Upon the Effective Date, and thereafter, not less than five (5) days prior to the expiration dates of the expiring policies of Insurance, originals of replacement policies or renewal certificates, as the case may be, bearing notations evidencing the payment of premiums or accompanied by other evidence reasonably satisfactory to Landlord of each payment, shall be delivered by Tenant to Landlord ("Insurance Notice"). If Tenant does not provide Landlord with the Insurance Notice or if Tenant lets any Insurance lapse, Landlord shall have the right, without providing any notice to Tenant, to procure replacement coverage that is effective upon such lapse and Tenant shall promptly reimburse Landlord for the reasonable cost thereof.

                  (h) All policies of Insurance shall name Landlord, Tenant, and, if requested by Landlord in writing, any Mortgagee as insureds, as their respective interests may appear. All policies of Insurance other than the Liability Policy shall, if requested in writing by Landlord, name the Mortgagee as a loss payee, as the interest of such Mortgagee may appear, but subject to the provisions of Section 15. Any request of coverage as to a Mortgagee shall set forth the name and address of the Mortgagee.

                  (i) Tenant shall not violate or permit to be violated any of the conditions, provisions or requirements of any Insurance policy, and Tenant shall perform, satisfy and comply with, or cause to be performed, satisfied and complied with, the conditions, provisions and requirements of all Insurance policies and the companies writing such policies so that, at all times, the Insurance shall be provided by companies reasonably acceptable to Landlord, except as otherwise provided in Subsection 14(g).

                  (j) Each policy or certificate of Insurance shall contain
(i) an agreement by the insurer that such policy shall not be canceled, modified or denied renewal without at least thirty (30) days prior written notice to Landlord and any Mortgagee named as an insured or loss payee, except that if the reason for cancellation or denial of renewal is nonpayment of premiums, the notice will be at least ten (10) days, and (ii) a waiver of subrogation by the insurer.

                  (k) If by reason of changed economic conditions the Insurance amounts referred to in this Lease become inadequate, upon Landlord's request, the limits shall be reasonably increased by Tenant from time to time (but not more often than once every twenty-four (24) months) to meet the changed conditions, but any changes in limits shall be consistent with what is customary for

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Comparable Buildings and Comparable Properties or for operations similar to those conducted on the Master Lease Property. Upon the reasonable request of Landlord, Tenant shall procure and obtain such types of insurance in lieu of the current insurance then required under this Lease; provided that such replacement coverage is of a substantially similar scope and nature as the Insurance then required under this Lease and is the type of insurance that is customary for Comparable Buildings and Comparable Properties or for operations similar to those conducted on the Master Lease Property. Notwithstanding the foregoing, in the event that Landlord makes such request during the term of the policy of the insurance that is being replaced, Tenant shall not be required to procure replacement coverage until the scheduled expiration or earlier termination of such policy; provided, however, in no event shall such period exceed twelve (12) months.

                  (l) Notwithstanding any provisions in this Section 14 or elsewhere in this Lease to the contrary, any deductible to the All Risk Policy shall be deemed an amount covered by Insurance and shall be promptly paid by Tenant in the event of an Insurable Casualty.

         SECTION 15.       DAMAGE OR DESTRUCTION

                  (a) In case of damage to or destruction of the Master Lease Property or any part thereof by fire or other casualty ("Damage"), Tenant will promptly give written notice thereof to Landlord. If the Damage is caused by an Insurable Casualty, Tenant shall, in accordance with the provisions of this Section and all other provisions of this Lease, restore the same as nearly as possible to its condition and character immediately prior to such Damage, subject to Tenant's right to make Alterations in substantial conformity with and subject to the conditions of Section 13 hereof, and in conformity with the plans and specifications required to be prepared pursuant to Section 13 and subject to any restrictions imposed by Applicable Laws ("Restoration"), whether or not insurance proceeds are sufficient to pay in full the cost of the work. The Restoration shall be commenced within sixty (60) days after the loss is finally adjusted with the insurer, the plans, specifications and contract for the Restoration have been approved by Landlord under Section 15(b)(i) and (ii), and all necessary permits for the Restoration have been issued. Tenant shall pursue such adjustment of the loss, approvals of Landlord, and issuance of permits with reasonable diligence after the Damage. The Restoration shall be prosecuted and completed with reasonable diligence after its commencement, Unavoidable Delays excepted. Landlord shall cooperate fully with Tenant in order to obtain the largest possible insurance recovery and shall execute any and all consents and other instruments and take all other actions reasonably necessary to accomplish the same and to cause the insurance proceeds to be paid as provided in Subsection (c) below.


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                  (b) In the event that the cost of Restoration exceeds One
Hundred Seventy Thousand Dollars ($170,000), Tenant agrees to furnish to Landlord at least twenty (20) days before the commencement of Restoration, the following:

                           (i) Complete plans and specifications for
Restoration prepared by a licensed and reputable architect reasonably satisfactory to Landlord (the "Architect"), which plans and specifications shall meet with the reasonable approval of Landlord, together with the approval thereof by all governmental authorities then exercising jurisdiction with regard to such work, and which plans and specifications shall be and become the sole and absolute property of Landlord in the event that, for any reason, this Lease shall be terminated.

                           (ii)     A contract then customary in the trade with
(A) the Architect,  and (B) a reputable and responsible  general contractor
reasonably   approved  by  Landlord,   providing  for  the   completion  of
Restoration in accordance with said plans and specifications, which contract shall meet with the reasonable approval of Landlord.

                           (iii) Assignment of the contract with the
Architect and the general contractor so furnished, duly executed and acknowledged by Tenant, the Architect and the general contractor, by their terms to be effective upon any termination of this Lease or upon Landlord's re-entry upon the Master Lease Property prior to the complete performance of such contracts.

                  (c) All insurance proceeds payable on account of Damage shall be paid to Mortgagee (provided such Mortgagee is an Institutional Mortgagee) or to a trustee designated by Mortgagee ("Insurance Trustee") and applied to the payment of the cost of Restoration, including the cost of temporary repairs or for the protection of the Master Lease Property pending the completion of permanent work pursuant to the plans, specifications and contracts (all of which temporary repairs, protection of Master Lease Property and permanent work shall be deemed to be part of the Restoration). In the event of Damage in which the proceeds of insurance are Five Hundred Thousand Dollars ($500,000.00) or less, such proceeds shall be payable directly to Tenant, in trust, to be applied to the Restoration. Such funds shall be used only for such purposes until the Restoration is completed and any excess proceeds shall be retained by Tenant for its own account. In the event of Damage in which the proceeds of insurance exceed Five Hundred Thousand Dollars ($500,000.00), such proceeds shall be deposited with Mortgagee or with the Insurance Trustee in a bank in the Washington D.C. metropolitan area as designated by Landlord and, upon written request of Tenant, shall be paid out to Tenant from time to time (but no more often than once per month) as Restoration progresses, in trust, for the purposes of paying the cost of Restoration. The receipt by Landlord and its Mortgagee of the following are conditions precedent to each payment of insurance proceeds by the Mortgagee or Insurance Trustee to
Tenant:

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                           (i)     A requisition ("Requisition") signed by
Tenant, dated not more than 30 days prior to such request, certifying the following:

                                  (A)  that the sum then requested either has
been paid by Tenant or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the portion of the Restoration therein specified, and giving a brief description of such services and material and the several amounts so paid or due to each of said persons in respect thereof, and stating that such amounts have not been the subject of any previous Requisition and do not exceed the value of the services and materials described in the Requisition, and stating, in reasonable detail, the progress of the work in connection with Restoration up to the date of the Requisition;

                                  (B)  that, to the best of Tenant's knowledge,
except for the amount set forth in the Requisition and except for any amount related to services or materials furnished after the date of the Requisition, there is no other amount then due for services or materials in connection with Restoration which, if unpaid, might become the basis of a mechanic's, materialmen's, or similar lien upon the Master Lease Property or any part thereof; and

                                  (C)  that, to the best of Tenant's knowledge,
the materials, fixtures and equipment for which payment is being requested pursuant to this Section are substantially in accordance with the plans and specifications approved by Landlord.

For the purposes of this Subsection 15(c)(i), (i) "Institutional Mortgagee" shall mean Nomura Asset Capital Corporation and its successors and assigns or any federally insured savings bank, federally insured commercial bank, trust company, life insurance company, casualty insurance company, pension fund, real estate investment trust, mortgage company, credit union, college or university, charitable institution, or government agency or fund with tangible net worth in excess of Two Hundred Fifty Million Dollars ($250,000,000), and (ii) "Tenant's knowledge" shall mean the then current knowledge of the General Manager of Corporate Services of Tenant or such other authorized representative of Tenant overseeing the Restoration.

                           (ii)    A certificate or report of a title insurance
company reasonably satisfactory to Landlord and such Mortgagee, or other evidence reasonably satisfactory to Landlord and such Mortgagee, to the effect that there has not been filed with respect to the Master Lease Property or any part thereof or upon Tenant's leasehold interest therein any mechanic's, materialman's or other lien in respect of such services rendered or materials furnished which has not been discharged of record.

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                           (iii) A certificate from Tenant stating that, to
the best of Tenant's knowledge, no Event of Default then exists.

Simultaneously with receipt of the insurance proceeds, Tenant shall deliver to Landlord and such Mortgagee acknowledgments of payment and waivers of lien from all vendors, mechanics and laborers receiving payment, to the extent of the work performed through the date of the previous Requisition.

                  (d) If the insurance proceeds shall be insufficient to pay the entire cost of Restoration, Tenant will pay the deficiency.

                  (e) Upon receipt by Landlord or any such Mortgagee of satisfactory evidence of the character required by Subsection (c) above that Restoration has been completed and paid for in full (including, without limitation, a copy of the permanent or temporary certificate of occupancy for the Main Building, if a new certificate is issued or if the then existing certificate is modified, and a then current, complete set of "as built" plans for the Restoration, if the cost of such plans is covered by Insurance) and that there are no Events of Default then in existence, any balance of the insurance proceeds at the time held by Mortgagee or the Insurance Trustee shall be paid to and may be retained by Tenant for its own account.

                  (f) Notwithstanding the foregoing, if at the time of any Damage, Tenant fails to maintain a credit rating for Tenant's corporate debt of at least BB as rated by an "Approved Credit Rating Agency", the following provisions shall apply:

                           (i)  All references in Subsection 15(c) to "Five
Hundred Thousand Dollars ($500,000)" shall be deemed references to "One Hundred Thousand Dollars ($100,000)";

                           (ii)   The   following   shall   be   additional
conditions precedent to those set forth in Subsection 15(c) in order for Tenant to receive insurance proceeds held by the Mortgagee or Insurance Trustee:

                                    (A) A Certificate from the Architect
stating that the materials, fixtures and equipment for which payment is being requested pursuant to this Section are substantially in accordance with the plans and specifications approved by the Landlord.

                                    (B) Upon  occurrence of Damage,  Tenant
shall deposit with Mortgagee or the Insurance Trustee any deductible under the Insurance. In addition, Tenant shall deposit with the Mortgagee and Insurance Trustee any excess cost of the Restoration over the Insurance Proceeds and Deductible held by Landlord at the time of final adjustment of the loss or at the time of any Requisition.

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                                    (C) Ten percent (10%) of the cost of the
Restoration shall be held back by Mortgagee or the Insurance Trustee until Tenant has complied with all of the provisions of this Section 15.

For purposes of this Subsection 15(f), an "Approved Credit Rating Agency" shall mean Standard & Poor's, Moody's or any other nationally recognized rating agency.

                  (g)  If any  Damage  shall  occur,  then,  to the  extent
Landlord is compensated by the Rent Insurance required by Section 14(a)(iv), Base Rent shall abate from the date of the Damage, until the date the Restoration is completed, to the extent that the Main Building is rendered unusable by the Damage.

                  (h) Despite the foregoing, if (i) Damage in excess of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000) or in excess of an amount equal to the remaining payments of Base Rent due under this Lease, whichever is less, is caused by a casualty which is not an Insurable Casualty, or (ii) during the last two (2) Lease Years of the Term, Damage is caused by an Insurable Casualty and the loss amounts to twenty-five percent (25%) or more of the Replacement Value of the Main Building, then, in either event, Tenant shall have the right to terminate this Lease by giving written notice of termination to Landlord within ninety (90) days after the occurrence of such Damage provided that the Rent Insurance required by Section 14(a)(iv) is then in effect. In the event of such termination, the Term of this Lease shall expire and come to an end thirty
(30) days after the day that the notice is given with the same force and effect as if that day had been the Expiration Date and any insurance proceeds payable for the Damage shall exclusively belong to Landlord. Thereafter, neither party shall have any further rights or liabilities under this Lease, except with respect to any obligations which arose or accrued before the termination or with respect to any rights or liabilities which expressly survive termination under the terms of this Lease. As used in this Lease "Insurable Casualty" means any casualty, regardless of the degree of the Damage, covered by Insurance which Tenant is required to maintain under Section 14, whether or not Tenant maintains such insurance. Notwithstanding any other provision contained in this Section, Tenant shall not be entitled to terminate this Lease (A) if the Damage is caused by (i) any fraudulent or dishonest act or acts committed by the Tenant or any of the Tenant's employees with the manifest intent to (a) cause the Tenant to sustain such loss and (b) obtain financial benefit for the Tenant, Tenant's employee, or for any other person or organization intended by the Tenant or the Tenant's employee to receive such benefit (other than salaries, commissions, fees, bonuses, promotions, awards, profit sharing, pensions, or other employee benefits earned in the normal course of employment), or
(ii) the risks of contraband or illegal trade, or (iii) any of the following: (1) defective design or specifications, faulty material, or faulty workmanship; (2) mechanical breakdown; (3) ordinary wear and tear, gradual deterioration, insect, vermin, inherent vice and loss of use; (4)

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normal settling or shrinkage of walls, floors, or ceilings;  or (5) loss of market, business interruption, or extra expense loss due to delay with respect to property in transit; or (B) in the case of clause (i) of the first sentence of this Subsection 15(h), if Landlord provides the funds, in excess of the applicable amount set forth in such clause (i), necessary to cause Restoration of the Main Building, in which event such funds will be applied in the manner provided in Subsection 15(c), as if such funds were insurance proceeds.

                  (i) Notwithstanding any other provision contained in this Section, all insurance proceeds payable for loss or damage to Tenant's Personal Property shall be the exclusive property of and be paid directly to Tenant.

                  (j) Tenant hereby releases Landlord and Landlord hereby releases Tenant from any and all liability for any loss, damage or injury to person or property occurring in, on, about or to the Master Lease Property, the Main Building Area or personal property within the Main Building Area, by reason of fire or other casualty, to the extent proceeds of Insurance are received for such loss, damage, or injury or to the extent such proceeds should have been received under Insurance required to be carried by this Lease. Because the provisions of this Subsection will preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurance company or any other person, Tenant shall give to each insurance company which has issued to it one or more policies of insurance, notice of the terms of the release contained in this Subsection, and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of insurance coverages by reason of the release contained in this Subsection.

                  SECTION 16.       INDEMNIFICATION

                  (a) Tenant will protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Land lord by reason of (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Master Lease Property or any part thereof caused by the negligence or intentional misconduct of Tenant or its Agents; (ii) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Master Lease Property or any part thereof at the direction of Tenant. Tenant hereby releases Landlord from any and all liability for the same.

                  (b) Landlord will protect, indemnify and save harmless Tenant from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and

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expenses)  imposed upon or incurred by or asserted against Tenant by reason of (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Master Lease Property or any part thereof, caused by the negligence or intentional misconduct of Landlord or its Agents; (ii) any failure on the part of Landlord to perform or comply with any of the terms of this Lease; or (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Master Lease Property or any part thereof at the direction of Landlord. Landlord hereby releases Tenant from any and all liability for the same.

                  (c) The amount which any party (an "Indemnifying Party") is or may be required to pay to any other party (an "Indemnitee") pursuant to this Section 16 shall be reduced (including, without limitation, retroactively) by any insurance proceeds (or the amount of insurance proceeds that would have been recovered had insurance required by this Lease been obtained) or other amounts actually recovered by or on behalf of such Indemnitee, in reduction of the related loss. If an Indemnitee shall have received payment (an "Indemnity Payment") required by this Lease from an Indemnifying Party in respect of any loss and shall subsequently actually receive insurance proceeds or other amounts in respect to such loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such insurance proceeds or other amounts actually received (up to but not in excess of the amount of any Indemnity Payment made hereunder). An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto, or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed no insurer or any other third party shall be entitled to a "windfall" (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of the indemnification provisions hereof.

                  (d) Procedures for indemnification of Third Party Claims shall be as follows:

                           (i)      If an Indemnitee shall receive notice or
otherwise  learn  of  the  assertion  by  a  person   (including,   without
limitation, any governmental entity) who is not a party to this Lease (or a subsidiary an affiliate of either party) of a claim or of the commencement by any such person of any action (a "Third Party Claim") with respect to which an Indemnifying Party may be obligated to provide indemnification pursuant to this Section 16 or any other Section of this Lease, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; provided that the failure of any Indemnitee to give notice as provided in this Section 16(d) shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give

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notice.  Such notice shall describe the Third Party Claim in reasonable detail.

                           (ii) An  Indemnifying  Party may elect to defend
or to seek to settle or compromise, at such Indemnifying Party's own expense and such Indemnifying Party's own counsel, any Third Party Claim, as provided hereafter. Within thirty (30) days after receipt of notice from an Indemnitee in accordance with Subsection 16(d)(i) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this Section 16 for any legal or other expenses (except expenses approved in advance by the Indemnifying Party) subsequently incurred by such Indemnitee in connection with the defense thereof; provided that if the defendants with respect to any such Third Party Claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect to such claim, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel reasonably satisfactory to the Indemnifying Party) shall be paid by such
Indemnifying   Party.  If  an  Indemnifying  Party  elects  not  to  assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Subsection 16(d)(ii), such Indemnitee may defend or, subject to the remainder of this Subsection 16(d)(ii), seek to compromise or settle such Third Party Claim without prejudice  to  such  Indemnitee's  rights,  if  any,  to  continue  to seek
indemnification  hereunder.   Notwithstanding  the  foregoing,  neither  an
Indemnifying Party nor an Indemnitee may settle or compromise any claim over the objection of the other; provided, however, that consent to settlement or compromise shall not be unreasonably withheld or delayed. Neither an Indemnifying Party nor an Indemnitee shall consent to entry of any judgment or enter into any settlement of any Third Party Claim which does not include as an unconditional term thereof the giving by a claimant or plaintiff to such Indemnitee, in the case of a consent or settlement by an Indemnifying Party, or to the Indemnifying Party, in the case of a consent or settlement by an Indemnitee, of a written release from all liability in respect to such Third Party Claim.

                           (iii) If an Indemnifying Party chooses to defend
or to seek to compromise or settle any Third Party Claim, the related Indemnitee shall make reasonably available to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise of such Third Party

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Claims,   subject   to  the   establishment   of   reasonably   appropriate
confidentiality arrangements and arrangements to preserve any applicable privilege (including, the attorney-client privilege) and shall cooperate in such defense, compromise or settlement. If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the related Indemnitee shall be entitled to attend and participate in any such proceeding, discussion or negotiation at its own expense.

                           (iv)  Notwithstanding anything else in this
Section 16 to the contrary, if an Indemnifying Party notifies the related Indemnitee in writing of such Indemnifying Party's desire to settle or compromise a Third Party Claim on the basis set forth in such notice (provided that such settlement or compromise includes as an unconditional term thereof the giving by the claimant or plaintiff of a written release of the Indemnitee from all liability in respect thereof and does not include any non-monetary remedy) and provides the Indemnitee a copy of a written proposal of the applicable claimant to settle on such terms, and the Indemnitee notifies the Indemnifying Party in writing within ten (10) business days of such notice that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) plus (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept and (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to defend such Third Party Claim (including attorneys fees and expenses).

                          (v)   Any claim on account of a loss which does not
result from a Third Party Claim shall be asserted by written notice given by the Indemnitee to the related Indemnifying Party. Such Indemnifying Party shall have a period of 30 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment. If such Indemnifying Party does not respond within such thirty (30) day period or rejects such claim in whole or in part, such Indemnitee shall follow the dispute resolution procedures set forth in Subsection 11(c).

                          (vi)   In addition to any adjustments required
pursuant to Subsection 16(c), if the amount of any loss shall, at any time subsequent to the payment required by this Lease, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith,

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shall promptly be repaid by the Indemnitee to the Indemnifying Party.

                           (vii)  In the event of payment by an Indemnifying
Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place and the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

                           (vii) If any indemnity payment required to be made
hereunder is denominated in a currency other than United States dollars, such payment shall be made in United States dollars and the amount thereof shall be computed using the foreign exchange rate for such currency determined as of the date that notice of the claim with respect to which such indemnity payment is made or given by, or on behalf of, the Indemnitee to the Indemnifying Party.

                  (e) The provisions of this Section 16 shall survive any termination of this Lease.

                  SECTION 17.       CONDEMNATION

                  (a) (i) If any part of the Master Lease Property is taken
or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation) ("Taken" or a "Taking", as the context shall require), this Lease shall, as to the part Taken, terminate as of the date title shall vest in the condemnor and continue in full force as to the remainder. In the event of such a partial Taking, Rent shall be equitably adjusted by Landlord and Tenant taking into account the portion of the Master Lease Property so Taken; provided, that there shall be no adjustment in Base Rent unless, and only to the extent that, a portion of the Main Building is Taken. With respect to any other portions of the Master Lease Property Taken, adjustment shall be made only to the Additional Rent applicable to and the obligation to Care for such portion. Tenant, at its cost and expense, shall proceed with Restoration, subject to Unavoidable Delays, of the remaining portion of the Master Lease Property to a complete architectural unit, to the extent practicable and economically feasible and to the extent the net condemnation award is sufficient to pay in full the cost of such Restoration. Such Restoration shall be performed in the same manner and pursuant to the same conditions as set forth in Section 15 hereof with respect to Restoration as a result of Damage. If the parties cannot agree upon such Rent adjustment or Restoration requirements, such dispute shall be decided by binding arbitration comparable to that provided for in Section 11(c).

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                          (ii) Tenant waives all claims against Landlord and
any Mortgagee by reason of any partial Taking, and Tenant covenants and agrees that Tenant will make no claim against the condemning authority by reason of the partial Taking, except for damages payable for injury to Personal Property or any Alterations that Tenant is entitled to remove upon the expiration of this Lease, for loss of use of the Main Building Area, or for relocation expenses; provided, however, that Tenant's claims do not reduce Landlord's award for its fee interest subject to Tenant's leasehold interest. In such event, Tenant shall be entitled to receive such amounts. Landlord or any Mortgagee having a right thereto shall be entitled to receive any and all awards paid by the condemning authority in connection with such partial Taking, provided that such condemnation award received by Landlord or such Mortgagee, less the reasonable costs incurred by Landlord and such Mortgagee in connection with the collection of such award shall be applied to the cost of such Restoration, subject to the same conditions to release set forth in Section 15 hereof. Any balance of the award remaining after completion of such Restoration and not used for such Restoration, may be retained by Landlord or such Mortgagee.

                          (iii) Notwithstanding the foregoing provisions of
this Subsection (a), in the case of partial Taking of the Main Building, if Landlord or Tenant shall reasonably determine that the remaining portion of the Main Building cannot practicably be so restored to a complete architectural unit or that such Restoration is not economically feasible or that after the Restoration, the remainder of the Main Building would not be suitable for the uses permitted hereunder, then either Landlord or Tenant may terminate this Lease by notice to the other party, and, upon such termination, Tenant and Landlord shall have no further obligations hereunder, except with respect to any obligations which arose or accrued before the termination of this Lease or to the extent obligations are to survive the termination of this Lease as otherwise provided in this Lease. Any dispute as to the right of Landlord or Tenant to terminate this Lease under this Subsection (iii) shall be determined by arbitration in accordance with Section 11(c). In the event of a Taking that does not result in the termination of this Lease, but results in a Taking of any portion of the Main Building Area, Landlord shall provide Tenant with a portion of the Unimproved Area for use for replacement parking adjacent to the remaining Main Building Area and access and utilities to the Main Building to the extent such items are affected by the Taking. Nothing herein shall be construed to require Landlord to incur any material expense in connection therewith.

                  (b) In the event of a total Taking of the Main Building Area, this Lease shall terminate as of the date title shall vest in the condemnor and, upon such termination, Landlord and Tenant shall have no further obligations hereunder, except with respect to any breaches which occurred before the termination of this Lease or to the extent obligations are to survive the termination of this Lease as otherwise provided in

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this Lease.  Landlord  shall be entitled to receive any and all awards paid by the condemning authority in connection with such Taking, except to the extent Tenant is entitled to recovery under Subsection 17(a)(ii).

                  SECTION 18.       LIENS

                  If, because of any act or omission of Tenant or anyone claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Master Lease Property or any portion thereof, or against other property of Landlord, whether or not such lien is valid or enforceable as such, Tenant shall, at its own expense, cause the same to be discharged of record within a reasonable time, not to exceed 30 days, after the date of filing thereof, and shall also defend and indemnify Landlord and any Mortgagee and hold them harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including reasonable attorneys' fees, resulting therefrom or incurred in connection therewith. Tenant shall not mortgage, pledge, hypothecate or assign as security its interest in the Master Lease Property or under this Lease.

                  SECTION 19.       EXISTING SPACE LEASES; ASSIGNMENT AND
                                            SUBLETTING

                  (a) On the Effective Date, the Main Building is subject to those certain leases listed in Exhibit G attached hereto and made a part hereof (the "Existing Space Leases"), which were entered into by Tenant, as lessor thereunder, prior to closing under the Sales Agreement. Landlord has not assumed any of Tenant's obligations thereunder. For so long as this Lease remains in effect, Tenant covenants and agrees to continue to discharge all of the lessor's obligations under the Existing Space Leases, whether accrued or accruing before or during the Term. Tenant shall indemnify, defend, and hold harmless Landlord against any obligation of Landlord under the Existing Space Leases arising or accruing during the Term, except to the extent Tenant is unable to perform such obligations as a result of Landlord's breach of its obligations under this Lease. During the Term, Tenant shall have the right to (i) collect and retain for its own account (subject to Subsection (c) below) all rents and other payments due from tenants under Existing Space Leases ("Existing Tenants"), (ii) hold and apply any security deposits of Existing Tenants in accordance with the Existing Space Leases (provided, however, that Tenant shall deliver such security deposits to Landlord at the expiration or earlier termination of this Lease to the extent such security deposits have not been applied by Tenant pursuant to the applicable Existing Space Lease or returned to the applicable Existing Tenant, and the term of the applicable Existing Space Lease extends beyond the Term), and (iii) terminate, modify or otherwise deal with the Existing Space Leases as Tenant, in its sole discretion, deems appropriate; provided, however, (A) such right shall automatically end upon the termination of this Lease for any reason, (B) none of the Existing Space Leases shall be modified to provide for a term

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which  extends  beyond the Term,  unless  Landlord  gives its prior written consent to such extended term, which consent may be granted or withheld in Landlord's sole discretion, (C) each modification of an Existing Space Lease shall be subject and subordinate to this Lease, and in the event of the expiration or termination of this Lease, Landlord shall not be required to recognize such modification without its express written agreement to be bound by same, which may be given or not in Landlord's sole discretion, and
(D) Tenant shall promptly provide to Landlord copies of all documents terminating or modifying any Existing Space Lease.

                  (b) Tenant may assign its interest in this Lease (an "Assignment") or sublet all or any portion of the Main Building (a "Sublease"), without the consent of Landlord. The term of any such Sublease shall not exceed the Term, unless Landlord gives its prior written consent to such extended term, which consent may be granted or withheld in Landlord's sole discretion. In the event of any Assignment or Sublease, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of Rent and the performance and observance of all of Tenant's other obligations under this Lease. Each Sublease shall be subject and subordinate to this Lease. If requested by Tenant, Landlord shall enter into a nondisturbance agreement with respect to any Sublease on substantially the same terms as are contained in the nondisturbance agreement attached hereto as Exhibit H (the "Landlord Approved SNDA"), provided that (i) the Sublease does not, in any material respect, impose greater obligations on the sublandlord or grant greater rights to the subtenant than those existing as of the Effective Date under the Existing Space Leases, (ii) term of the Sublease does not extend past the Term (unless expressly approved by Landlord as provided above), and (iii) the Sublease (y) is an arms-length transaction and such subtenant was obtained, and the economic terms of such Sublease were negotiated by, a third party leasing agent using marketing efforts customarily used for Comparable Properties, or (z) requires the subtenant to pay basic rent at Fair Market Sublease Rent and a pro rata share of increases in operating expenses, taxes and insurance (a "Non-Broker Sublease"). Landlord agrees at any time hereafter, upon ten (10) business days prior written notice, to execute and deliver, and cause its Mortgagee to recognize, the Landlord Approved SNDA, provided the Landlord Approved SNDA has been duly executed by Tenant and such subtenant. Promptly upon entering into any Assignment or Sublease, Tenant shall provide Landlord with copies of all documents effecting such Assignment or Sublease.

                  (c) In the event of a Non-Broker Sublease, Landlord and Tenant shall attempt in good faith to agree as to the Fair Market Sublease Rent, and if Landlord and Tenant fail to promptly agree as to the Fair Market Sublease Rent (the "Sublease Arbitration Deadline"), Fair Market Sublease Rent shall be determined as follows:

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                           (i)     Fair Market Sublease Rent shall be the rent
which would be asked of subtenants as of the anticipated date of execution of the Sublease for space comparable to the subject space of the Sublease in the Germantown/Clarksburg areas of Montgomery County, Maryland, taking into account the term of the Sublease, the size of the premises being subleased and the value of brokerage commissions, rental abatements, rental credits, and tenant allowances, if any, being offered or paid under such subleases.

                           (ii)  Landlord and Tenant shall use the same
methodology of the arbitration proceedings described in Subsections 28(d)(ii) and (iii).

                  (d) As a part of Additional Rent, Tenant shall pay to Landlord one-half of any Profit derived from any renewal of an Existing Lease (a "Lease Renewal") or from any Assignment or Sublease during the Term. As to each Lease Renewal, Assignment, and Sublease, "Profit" shall mean the excess, if any, of the following: the gross amount collected by Tenant under or with respect to the Lease Renewal, Assignment, or Sublease over a specific period of time (the "Measuring Period"), less (i) the Base Rent paid by Tenant to Landlord over the Measuring Period for the same space as is the subject of the Lease Renewal, Assignment, or Sublease (the "Subject Space"), (ii) all other amounts paid by Tenant with respect to the Measuring Period and relating to the Master Lease Property as required by this Lease, pro-rated based upon the rentable area of the Subject Space compared to the rentable area of the Main Building, (iii) a management fee to Tenant equal to three percent (3%) of the amount collected by Tenant under or with respect to the Lease Renewal, Assignment, or Sublease over the Measuring Period, (iv) all reasonable costs of collection paid by Tenant to collect the sums payable under the Lease Renewal, Assignment, or Sublease, and (v) reasonable and customary brokerage fees, the cost of tenant improvements, reasonable attorneys' fees and all other out of pocket costs paid by Tenant to third parties in connection with the Lease Renewal, Assignment, or Sublease. Tenant shall provide to Landlord on or before the sixtieth (60th) day following each Lease Year in which Profit is received by Tenant a calculation and payment of Profit for the preceding Lease Year. The calculation shall be certified by Tenant as being accurate and complete, to the best of its knowledge, along with such information and materials (including, but not limited to, copies of invoices, calculations and allocations) in support thereof, as Landlord may reasonably request. Despite the foregoing, no calculation or payment of Profit shall be required with respect to any Assignment or Sublease to a subsidiary of Tenant or arising from a sale of any division or subsidiary of Tenant, a sale of all or substantially all of the assets or capital stock of Tenant, or any merger or consolidation of Tenant.

                  (e) If there is an Event of Default, in addition to any other remedies provided by this Lease or by law or in equity, at its option, Landlord may collect directly from any Existing

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Tenant, Assignee or lessee under a Sublease ("Subtenant") all rent becoming due to Tenant by reason of the applicable Existing Lease, Assignment or Sublease. Any collection by Landlord from the Existing Tenant, Assignee or Subtenant shall not be construed to constitute a novation or release of Tenant from the further performance of its obligations under this Lease or an acceptance of the terms of such Existing Lease, Assignment or Sublease.

                  (f) Any amounts collected by Landlord pursuant to Section 19(e) or otherwise from an Existing Tenant, Assignee or Subtenant which are applicable to any period preceding the Expiration Date (had this Lease run its full Initial Term as may have been extended), less Landlord's share of any Profit attributable to such amounts and less Landlord's reasonable costs of collection, shall be applied by Landlord to the reduction of Tenant's remaining liability, if any, under this Lease.

                  SECTION 20.       SUBORDINATION OR SUPERIORITY OF LEASE

                  (a) Except as otherwise provided in this Section, the rights and interest of Tenant under this Lease shall be subject and subordinate to any mortgages that may be placed upon the Master Lease Property and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, extensions, bifurcations and splits thereof, if the Mortgagee named in said mortgage shall elect to subject and subordinate the rights and interest of Tenant under this Lease to the lien of its mortgage. Any Mortgagee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage. In the event of either such election and upon notification by such Mortgagee to Tenant to that effect, the rights and interest of Tenant under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage without any further action required by Landlord or Mortgagee; provided, however, that as a condition precedent to any subordination of this Lease, Landlord delivers in advance a non-disturbance agreement duly executed by Mortgagee and Landlord. The non-disturbance agreement shall be substantially in the form attached to and made a part of this Lease as Exhibit I (the "Tenant
Approved SNDA") or in a commercially reasonable form and subject to the approval of Tenant, not to be unreasonably withheld. Tenant agrees at any time hereafter, upon ten (10) business days prior written notice, to execute and deliver the Tenant Approved SNDA.

                  (b) Nothing contained in this Lease shall limit or curtail Landlord's right to sell, mortgage or otherwise transfer its fee interest in the Master Lease Property, or affect Landlord's right to assign the Rent payable under this Lease either as collateral security under a mortgage or otherwise. Any such sale, mortgage, transfer or assignment shall be binding on Tenant but shall be subject to this Lease.



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                  SECTION 21.       DEFAULTS AND REMEDIES

                  (a) The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant (collectively, "Events of Default"):

                           (i)      Tenant shall fail to pay any installment of
Rent when the same shall be due and payable  and fail to cure such  default
within  nine  (9)  days  after  receiving   written  notice  from  Landlord
specifying the default. For the purposes of this Subparagraph 21(a)(i), Tenant agrees notice by Mortgagee, or Landlord's loan service provider, given according to the terms of Section 26, shall be deemed sufficient notice.

                           (ii)     Tenant shall fail to perform or observe any
other term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after written notice from Landlord specifying such default; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty (30) day period, such default shall be deemed to have been cured if Tenant commences such performance within the thirty (30) day period and thereafter diligently undertakes to complete the cure and in all events cures the default within one hundred twenty (120) days of Landlord's notice, subject to extension for Unavoidable Delays.

                           (iii) An Event of Default, as defined therein,
shall occur under that certain lease agreement, dated of even date herewith, between Landlord and Tenant with respect to the Installations Premises (the "Facilities Lease").

                           (iv)  Termination or rejection of this Lease
pursuant to Section 22.

                           (v)   Assumption or assignment of this Lease, under
the  conditions  referred  to in Section  22,  unless the  requirements  of
Section 22 applicable to such assumption or assignment are satisfied.

                  (b) Upon the occurrence of any Event of Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or equity, any one or more of which may be exercised concurrently and without further notice to or demand upon Tenant:

                           (i)   Landlord may re-enter the Master Lease
Property and cure any default of Tenant, in which event Tenant shall reimburse Landlord as Additional Rent for any reasonable costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, except loss or damage caused by Landlord's negligence or intentional misconduct.

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                           (ii)   Landlord may terminate this Lease, in which
event: (A) Tenant shall not thereafter be entitled to possession of the Master Lease Property and Tenant shall immediately thereafter surrender, or cause to be surrendered, the Master Lease Property to Landlord; (B) Landlord may re-enter the Master Lease Property and dispossess Tenant by summary proceedings, ejectment or other legal process and may remove its effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in Rent; and (C) Tenant shall be liable for all loss or damage which Landlord may sustain by reason of such termination and re-entry; and Landlord may re-let all or any part of the Master Lease Property for a term different from that which would otherwise have constituted the balance of the Term and for Rent and on terms and conditions different from those contained herein, whereupon Tenant shall be obligated to pay to Landlord the deficiency, if any, between the Rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Master Lease Property, for the period which would otherwise have constituted the balance of the Term, together with all of Landlord's reasonable costs and expenses of preparing the Master Lease Property for re-letting, including all repairs, tenant finish improvements, brokers' and attorneys' fees, and all loss or damage which Landlord may sustain by reason of such re-letting, it being expressly understood and agreed that the liabilities and remedies specified above shall survive the termination of this Lease. Landlord shall make diligent efforts to mitigate its damages in the event of an Event of Default.

                           (iii) (A) Notwithstanding the termination of this
Lease, Landlord may declare all Base Rent which would have been due under this Lease for the balance of the Term to be immedi ately due and payable. In that event, Tenant shall be obligated to pay an amount in cash that would be necessary to purchase U.S. Obligations in such amounts and having such maturities that the principal and interest of such U.S. Obligations would be sufficient to provide funds as close as possible but in no event less or later than the payments due under this Lease as Base Rent as and when such payments would be due if no acceleration of the Base Rent had occurred (the "Accelerated Payment"). U.S. Obligations are obligations or securities not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States of America.

                           (B) Upon receipt of the Accelerated Payment,
Landlord shall use commercially reasonable efforts to lease the vacant areas of the Main Building at the then currently existing fair market rental rate for Comparable Buildings. From and after the Event of Default all rent and other payments, except for security deposits, collected under leases entered into after the Event of Default ("Post Default Leases") and under any Existing Space Leases, Subleases, or occupancy or concession agreements in effect as of the Event of Default shall be placed in a separate

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escrow  account  (the  "Escrow  Account")  held  by a  mutually  acceptable escrowee (the "Escrowee"). Also, any refunds of Impositions paid by Tenant and received by Landlord shall be placed in the Escrow Account. The Escrow Account shall be interest bearing and earn at least a money market rate of interest. All interest earned shall become part of the escrow fund and be treated in the same manner as the principal in the Escrow Account. The Post Default Leases and all Existing Space Leases, Subleases, and occupancy and concession agreements in effect as of the Event of Default are collectively referred to as the "Mitigation Leases". The funds contained in the Escrow Account shall be disbursed in the following manner and with the following priority: (i) all direct and reasonable operating expenses ("Operating Expenses") paid by Landlord relating to the Master Lease Property during the "Default Measuring Period" (defined below) shall be paid to Landlord,
(ii) a management fee equal to three percent (3%) of the amount collected by Landlord from the Mitigation Leases during the Default Measuring Period shall be paid to Landlord, (iii) all direct and reasonable costs of collection paid by Landlord to collect the sums payable under the Mitigation Leases shall be paid to Landlord, (iv) reasonable and customary
brokerage  fees,  the  reasonable  cost  of  designing,   constructing  and
installing tenant improvements, reasonable attorneys' fees and all other reasonable out of pocket costs paid by Landlord during the Default Measuring Period to third parties in connection with the Mitigation Leases (including the fees of the Escrowee and the Escrow Account) shall be paid to Landlord, (v) Tenant shall be paid up to the amount that Tenant was scheduled to pay as Base Rent during the Default Measuring Period, and (vi) the remainder shall be shared equally by Landlord and Tenant. As used in this Section, the term "Default Measuring Period" shall mean (1) as to the payments contemplated in (i) through (iv) above, each consecutive one (1) month period after the establishment of the Escrow Account until the date the Term would have expired but for the early termination of this Lease, and (2) as to the payments contemplated in (v) and (vi) above, each consecutive three (3) month period after the establishment of the Escrow Account until the date the Term would have expired but for the early termination of this Lease. The first Default Measuring Period, however, shall also include the period from the date of the Event of Default to the date the Escrow Account was established. Escrowee shall make disbursements to the parties in the priority described above on or about the fifteenth
(15th) day after the end of each Default Measuring Period. Within ten (10) days after the end of each Default Measuring Period relating to the payments contemplated in (i) through (iv) above, Landlord shall furnish to Escrowee and Tenant a written statement setting forth in reasonable detail all amounts paid into the Escrow Account and all amounts for which Landlord is claiming payment with respect to the immediately preceding Default Measuring Period. The statement shall be certified by Landlord as being accurate and shall be accompanied by invoices and other documentation reasonably evidencing the amounts claimed for payment. Escrowee shall withhold from the payments made under (v) and (vi) above one-fourth of the

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

reasonably estimated real estate taxes and Insurance premiums which are next due with respect to the Master Lease Property, less the amounts of any real estate taxes or Insurance premiums required to be directly paid by tenants under the Mitigation Leases (the "Tax and Insurance Holdbacks"). Escrowee shall release Tax and Insurance Holdbacks to Landlord when and to the extent that real estate taxes and Insurance premiums are payable by Landlord with respect to the Master Lease Property. At the time of each such disbursement to Landlord, Escrowee shall also disburse to Tenant the amount, if any, by which the Tax and Insurance Holdbacks held by Escrowee exceed the tax bill or Insurance premiums paid with such Tax and Insurance Holdbacks. Although the last Default Measuring Period shall end on the date the Term would have expired but for the early termination of this Lease, any amounts collected by Landlord under the Mitigation Leases after that date and attributable to any period which occurred prior to that date shall be paid directly by Landlord to Tenant. No party shall be paid for any amount described in this Subsection (B) to the extent such party was otherwise reimbursed for such amount, including, without limitation, previous payment by the Escrowee or previous reimbursement under the Mitigation Leases. For the purposes of this Section, "Operating Expenses" includes the amortized cost of capital improvements properly allocable to the Default Measuring Period but excludes (1) debt service and other costs of Landlord's financing, (2) capital expenditures (except for the amortized portion properly allocable to the Default Measuring Period), (3) management fees, (4) overhead, (5) depreciation, (6) accountants' fees, (7) any losses or expenses covered by Insurance, whether or not such Insurance is in fact maintained, or compensable by condemnation proceeds, (8) any amount incurred by reason of the negligence or intentional misconduct of Landlord or its Agents, (9) fines or penalties, and (10) any amounts paid by specific tenants. Any refunds, discounts, or recoupments of Operating
Expenses received by Landlord shall be accounted for by Landlord and credited back to Tenant. Tenant, at reasonable times and upon reasonable notice, shall have the right to audit Landlord's books and records relating to Operating Expenses; provided, however, in no event shall Landlord be required to keep such underlying receipts for Operating Expenses beyond a date which is three (3) years after Escrowee makes a disbursement for such Operating Expenses. The cost of capital expenditures shall be amortized over the useful life of each such capital expenditure as determined for federal income tax purposes. Notwithstanding the foregoing, Landlord shall not be entitled to payment from the Escrow Account for any costs of capital improvements, repairs, or maintenance that Tenant would not have been obligated to undertake under the standard of Care set forth in Section 11 of this Lease or for any other Operating Costs which Tenant would not have been obligated to pay under this Lease. Notwithstanding anything to the contrary contained herein, until the expiration of 91 days after Landlord's receipt of the Accelerated Payment, Tenant shall not make any claim against Landlord that Landlord has failed to use diligent efforts to mitigate its damages after the Event of

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Default which gave rise to the  Accelerated  Payment.  This provision shall survive the termination of this Lease.

                           (C) In the event that Landlord exercises its
remedy under Subsection (iii)(A) of this Section, performance of Landlord's obligations under Subsection (iii)(B) of this Subsection shall be deemed satisfaction of Landlord's duty to mitigate its damages.

                           (iv)   Landlord may sue for injunctive relief or to
recover damages for any loss resulting from the breach.

                  (c) Any agreement for an extension of the Term or for any other additional period after the Term shall not thereby prevent Landlord from terminating this Lease for any reason specified in this Lease. If any such right of termination is exercised by Landlord during the Term or any extension thereof, Tenant's right to any extension or additional period shall thereby be automatically canceled. Any such right of termination of Landlord contained herein shall continue during the Term and any subsequent extension hereof.

                  (d) The failure or delay by either party to enforce or exercise at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of that party thereafter to enforce each and every such right or remedy or other provisions. No waiver of any default or breach of this Lease shall be held to be a waiver of any other default or breach. No act or omission by Landlord during the Term shall be deemed an acceptance of a surrender of the Master Lease Property and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

                  (e) If either party defaults under this Lease and the other party places the enforcement of all or any part of this Lease or the collection of any sum due or to become due under this Lease or the recovery of possession of the Master Lease Property in the hands of an attorney, and such party prevails in litigation concerning such issue, the defaulting party agrees to reimburse the prevailing party for the reasonable attorney's fees incurred thereby.

                  SECTION 22.       BANKRUPTCY OR INSOLVENCY

                  Landlord and Tenant agree that the following shall apply in the event of the bankruptcy or insolvency of Tenant:

                  (a) If a petition is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such assumption and assignment may be made only if all of the terms and conditions of Subsections (b) and (d) below are satisfied. To be effective, an election to assume this Lease must be in writing, addressed to Landlord, and

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all of the conditions herein stated,  which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. If the trustee fails so to elect to assume this Lease within sixty (60) days after such filing or order or such additional time as the Bankruptcy Court, for cause, may fix, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Master Lease Property without further obligation to Tenant or the trustee, and this Lease shall be terminated. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive such termination.

                  (b) If Tenant files a petition for reorganization under Chapters 11 or 13 of the Bankruptcy Code, or if a pro ceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a chapter 11 or 13 proceeding and Tenant's trustee or Tenant as debtor-in-possession fails to assume this Lease within 60 days from the date of the filing of such petition or conversion or such additional time as the Bankruptcy Court, for cause, may fix, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective, any election to assume this Lease must be in writing, addressed to Landlord and, if there has been a default under the Lease, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

                           (i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance that:

                                    (A)     It  will   cure  all   monetary
                                            defaults   under   this   Lease
                                            within   the   number  of  days
                                            specified  in Section  21(a)(I)
                                            of this  Lease from the date of
                                            assumption; and

                                    (B)     It will  cure  all  nonmonetary
                                            defaults   under   this   Lease
                                            within   the   number  of  days
                                            specified in Section  21(a)(ii)
                                            of this  Lease from the date of
                                            assumption.

                           (ii) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance that Landlord will be compensated promptly for any pecuniary loss it has incurred arising from the default of Tenant, the trustee, or the debtor-in-possession.

                           (iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under this Lease; provided, however, that:


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

                                    (A)     From  and  after  the  date  of
                                            assumption of this Lease, until
                                            the date of the  assignment  of
                                            this  Lease,  it shall  pay all
                                            monetary           obligations,
                                            including,  without limitation,
                                            the  Rent  payable  under  this
                                            Lease,  in advance on each date
                                            that such amounts are payable.

                                    (B)     It  shall  also   deposit  with
                                            Landlord,  as security  for the
                                            timely   payment  of  Rent,  an
                                            amount  equal to three  months'
                                            Base  Rent and  other  monetary
                                            charges   accruing  under  this
                                            Lease;

                                    (C)     If not  otherwise  required  by
                                            the  terms  of this  Lease,  it
                                            shall also pay in  advance,  on
                                            each day  that any  installment
                                            of  Base   Rent   is   payable,
                                            one-twelfth  (1/12) of Tenant's
                                            Imposition, Insurance and other
                                            obligations under this Lease.

                  (c) If the trustee or the debtor-in-possession has assumed this Lease, pursuant to Subsection (a) or (b) above, and elects to assign Tenant's interest under this Lease or the estate created by that interest to any other person, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance of all of the terms, covenants, and conditions of this Lease.

For the purposes of this Subsection (d), "adequate assurance of future performance" means that Landlord has ascertained that each of the following condition has been satisfied:

                           The  assignee  has  submitted a current
                           financial statement which shows a net worth and working capital in amounts sufficient to assure the future performance by the assignee of Tenant's obliga tions under this Lease.

                  (d) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Master Lease Property, it is agreed that such charges will not be less than the Base Rent as defined in this Lease, plus Additional Rent and other monetary obligations of Tenant included herein.

                  (e) Except to the extent provided by law, neither Tenant's interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord's acceptance of Rent or any other payments from any trustee, receiver,

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assignee, person, or other entity will not be deemed to have waived, or waive, either the requirement of Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's inter est under this Lease without such consent.

                  SECTION 23.       SURRENDER OF MASTER LEASE PROPERTY

                  Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Master Lease Property to Landlord, broom-clean, in good order, condition and repair (except for ordinary wear and tear and conditions which existed on the Master Lease Property prior to the Effective Date and subject to Sections 15 and 17), free of all Personal Property and Restricted Property (except for Restricted Property belonging to any Existing Tenant or Subtenant whose Existing Lease or Sublease Landlord has expressly agreed in writing may continue), and free of violation of Applicable Laws in all material respects subject to Section 5(b)(iv). To the extent Tenant fails to comply with the requirements of this Section, Landlord may restore the Master Lease Property to such condition at Tenant's expense.

                  SECTION 24.       NON-CONSENSUAL HOLDING OVER

                  In the event Tenant remains in possession of the Master Lease Property or any part thereof without the consent of Landlord after the expiration or earlier termination of this Lease, Tenant shall be deemed, at Landlord's election, to hold the Master Lease Property as a tenant at sufferance subject to all of the terms, conditions, covenants and provisions of this Lease which shall be applicable during such time (the "Non- Consensual Holdover Period"), except that, for each month during the Non-Consensual Holdover Period, Tenant shall pay to Landlord one hundred fifty percent (150%) of the sum of the last current full monthly installment of Base Rent plus Additional Rent, which shall be payable to Landlord within five (5) business days of notice from Landlord. In addition, such election shall not preclude Landlord from seeking, and shall be cumulative with, any other remedy under this Lease or granted by law or in equity. No holding over by Tenant, as described in this Section 24, whether with or without the consent of Landlord, shall operate to extend this Lease.

                  SECTION 25.       QUIET ENJOYMENT

                  If and for so long as Tenant pays the prescribed Rent and performs or observes all of the terms, conditions, covenants and obligations of this Lease required to be performed or observed by it hereunder, Tenant shall at all times during the Term have the peaceable and quiet enjoyment, possession, occupancy and use of the Master Lease Property without any inter ference from Landlord, or anyone claiming through or under Landlord, subject to any matters of record as of the Effective Date to which this Lease is subject.

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                  SECTION 26.       NOTICES

                  Any notice, demand or request required or permitted to be given under this Lease or by law shall be deemed to have been given if in writing and delivered addressed to the party who is to receive such notice, demand or request at the address set forth below or at such other address as Landlord or Tenant may specify from time to time by notice. Delivery hereunder shall be deemed to include pre-paid courier delivery (by a reputable courier delivery service), pre-paid overnight delivery (by a reputable overnight delivery service), postage and fees paid U.S. Postal Service express mail or certified mail, return receipt requested, or facsimile transmission with electronic verification during normal business hours, if sent to the address of the parties designated hereunder, and shall be deemed received on the next business day such notice is delivered or refused at such address except notices sent by fax shall be deemed received upon electronic verification.

         Landlord:        LCOR Incorporated
                          6701 Democracy Boulevard
                          Bethesda, MD  20817
                          Attn: Mr. R. William Hard
                          Facsimile: (301) 897-3713

         with copies to:  Jones, Day, Reavis & Pogue
                          1450 G Street, N.W.
                          Washington, DC 20005-2088
                          Attn: Sigmund T. Weiner, Esq.
                          Facsimile: (202) 737-2832

                          LCOR Incorporated
                          300 Berwyn Park, Suite 104
                          Berwyn, PA 19312
                          Attention: Mr. Peter DiLullo
                          Facsimile: (610) 408-4420

         Tenant:          COMSAT Corporation
                          6560 Rock Spring Drive
                          Bethesda, MD 20817
                          Attention: General Manager Corporate
                                     Services
                          Facsimile: (301) 214-7147

         with a copy to:  COMSAT Corporation
                          6560 Rock Spring Drive
                          Bethesda, MD 20817
                          Attention: General Counsel

                          Facsimile: (301) 214-7128

Any copies required to be sent as above provided are for the convenience of the parties and no such copy shall constitute adequate notice for the purposes of this Section.

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                  SECTION 27.       HAZARDOUS MATERIALS

                  Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Material" on the Master Lease Property or in the Main Building.

                  (a)  If  the  use,  storage,  handling,   generation,  or
disposal of Hazardous Material on or in the Master Lease Property during the Term results in the release or threatened release of Hazardous
Materials  at,  on or under the  Master  Lease  Property  in  violation  of
Applicable Law, or otherwise necessitates investigation or cleanup of Hazardous Material as required under Applicable Law ("Environmental Conditions"), Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees but excluding consequential damages and any injury to the value of the Property, provided that this clause shall not be construed as reducing the Remediation Obligation) which arise during or after the Term as a direct result thereof. This indemnification of Landlord by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency because of Hazardous Material present in the soil or groundwater on or under the Master Lease Property or in any improvements on the Master Lease Property. This indemnification, however, shall not apply to any Environmental Conditions caused by the acts or omissions of Landlord or its Agents. The indemnification and hold harmless obligations of Tenant under this Section 27 shall survive any termination of this Lease for a period of twenty-four (24) months after the termination. At the end of the twenty-four (24) month period, this indemnification and all of Tenant's obligations under this Section shall expire, except as to matters specifically made the subject of a lawsuit filed against Tenant before the expiration of the twenty-four (24) month period. Without limiting the foregoing, if the use, storage, handling, generation, or disposal of Hazardous Material on or in the Master Lease Property during the Term results in any Environmental Conditions, then, provided that the Environmental Condition is not caused by the acts or omissions of Landlord or its Agents, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Master Lease Property to substantially the condition existing prior to thereto or to such other condition as may satisfy the applicable governmental authorities (the "Remediation Obligation"). Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld. Nothing in this Section shall be deemed to prohibit or limit any action by Tenant against any party or parties responsible for the contamination.

                  (b)  Landlord  and  Tenant   acknowledge   that  asbestos
containing materials ("ACM") are located in certain portions of the Main Building. Except for the ACM to be removed by Tenant as part of the Roof Work, and so long as not required by Applicable Laws, Tenant shall not be required to

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remove or otherwise treat or abate the other ACM located in the Main Building;
provided, that during the Term Tenant covenants and agrees (i) to continue implementation of the Operations and Maintenance Plan described in Exhibit J attached hereto and made a part hereof at all times in compliance with Applicable Laws in all material respects; (ii) to take such actions with respect to the ACM as may be necessary to comply with Applicable Laws and to maintain the habitability of the Main Building; and (iii) to indemnify and hold Landlord harmless (except to the extent caused by Landlord) from any and all
claims, judgments,   damages,   penalties,  fines,  costs,  liabilities  or
losses (including, without limitation, reasonable attorneys' fees and costs) arising out of or relating to claims for tort liability brought by Tenant or its Agents for events occurring or accruing during the Term as a result of the existence of the ACM in the Main Building.

                  (c) Landlord shall have the right, at any time, to cause the groundwater, soil, improvements and air at the Master Lease Property to be investigated to detect the presence of Hazardous Material during the Term, including, but not limited to, the installation of testing wells and other devices in locations selected by Landlord at Landlord's sole discretion. Landlord shall supply Tenant with copies of final investigation reports. The cost of such investigations and of the maintenance, repair and replacement of such wells and other devices shall be fully paid for by Landlord, unless Landlord's investigations reveal Environmental Conditions which Tenant is obligated to remediate under this Section. In that event, Tenant, within 30 days after receiving a copy of such investigation report and a statement of charges from Landlord, shall pay for the cost of the investigation. Any dispute under this Subsection shall be resolved under the arbitration proceedings set forth in Subsection 11(c).

                  (d) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Maryland or the United States Government or other Applicable Law. The term "Hazardous Material" includes, without limitation, any material or substance which is
(i) designated as a "hazardous substance" pursuant to Section 307 of the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1317), (ii) defined as a "hazardous waste" pursuant to
Section 3001 of the Federal  Solid Waste  Disposal  Act, 42 U.S.C.  Section
6901 et seq. (42 U.S.C. Section 6921), or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), or (iv) petroleum, petroleum product, polychlorinated biphenyls or urea formaldehyde.

                  (e) Within 30 days of the  Expiration  Date, if requested
by Landlord, Tenant shall remove all fuel oil and other liquid contents and
Hazardous  Materials  (collectively,   the  "Contents")  from  all  now  or
hereafter active underground storage tanks located on the Master Lease Property

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and dispose of such contents off of the Master Lease Property and in accordance with Applicable Laws. Tenant shall not be obligated to remove, close or take any other action to de-commission the tanks during or after the Term. If, however, during the Term governmental authorities require such removal, closure or other action and the requirement is not prompted by Landlord's request to remove the Contents or any Development by Landlord or its Agents, Tenant shall comply with such request subject to Subsection 5(B)(iv)(d).

                  (f) Notwithstanding anything contained in this Lease, Tenant shall have no obligation or liability to Landlord with respect to:

                           (i)      Any Hazardous Material which may exist on
the Master Lease Property as of the Effective Date, except to the extent that Tenant is specifically required to take action regarding such Hazardous Material by the governmental authority having jurisdiction.

                           (ii)     Hazardous Material that migrates, flows,
percolates, diffuses or in any way moves on to or under the Master Lease Property from sources outside the Master Lease Property.

                           (iii) Hazardous Material present on or in the
Master Lease Property as a result of any discharge, dumping or spilling (whether accidental or otherwise) on areas of the Master Lease Property, except the Main Building Area, by persons other than Tenant or its Agents.

                  SECTION 28.       RIGHT TO RENEW TERM

                  (a) Provided that this Lease is then in full force and effect, and provided that no Event of Default exists at the time of the Renewal Notice or the date of commencement of the Renewal Term, Landlord hereby grants to the Tenant an option (the "Renewal Option") to renew the Initial Term of this Lease on the same terms, conditions and provisions as contained in this Lease, except as noted herein, for a period of five (5) years after the Expiration Date of the Initial Term (the "Renewal Term"), which Renewal Option period shall, except as provided below, commence immediately following the expiration of the Initial Term and end at 11:59 p.m. of the fifth anniversary of such date.

                  (b) The Renewal Option shall be exercised, if at all, by written notice (the "Renewal Notice") from Tenant to Landlord of its election, said notice to be given no later than the twenty-four (24) months prior to the Expiration Date of the Initial Term. If the Renewal Notice is not so given by Tenant to Landlord, the Renewal Option shall be deemed waived.

                  (c) The Renewal Term shall be upon the same terms, covenants and conditions as provided in this Lease except as follows:

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                           (i)  Tenant shall not have any further right to
extend the Term or holdover after the end of the Term.

                           (ii) The annual Base Rent for the first year of
the Renewal Term shall be equal to the lesser of (i) the Fair Market Rent, and (ii) one hundred two and 75/100ths percent (102.75%) of the Base Rent rate in effect under this Lease immediately prior to commencement of the Renewal Term; but in no event less than the annual Base Rent rate in effect during the sixth Lease Year of the Initial Term (as reflected in Subsection 4(a)(vi)).

                           (iii) The annual Base Rent shall be increased
during the Renewal Term by two and 75/100ths percent (2.75%) per year on a cumulative compounded basis.

                  (d) Landlord and Tenant shall attempt in good faith to agree as to the Fair Market Rent, and if Landlord and Tenant fail to agree as to the Fair Market Rent at least six (6) months prior to the Expiration Date of the Initial Term (the "Arbitration Deadline"), Fair Market Rent shall be determined as follows:

                           (i)   Fair Market Rent shall be the triple net rent
which would be asked of tenants as of the date of commencement of the Renewal Term for space comparable to the Main Building under five (5) year leases in the Germantown/Clarksburg areas of Montgomery County, Maryland, taking into account the size of the premises being leased by Tenant and the value of brokerage commissions, rental abatements, rental credits, and tenant allowances, if any, being offered or paid under such leases.

                           (ii)   Tenant shall initiate the process to
determine Fair Market Rent by giving written notice to Landlord setting forth the name and address of a leasing broker selected by Tenant to determine the Fair Market Rent. Within five (5) days after receipt of Tenant's notice, Landlord shall notify Tenant in writing of the name and address of a leasing broker selected by Landlord to determine the Fair Market Rent. Each broker shall independently make his or her determination of the Fair Market Rent within twenty (20) days after the appointment of Landlord's broker. The Fair Market Rent shall be deemed to be the average of the two determinations unless the higher of such determinations is greater than one hundred five percent (105%) of the lower of the determinations. If the higher determination is greater than one hundred five (105%) of the lower determination, the brokers selected by Landlord and Tenant shall together select a third broker within five (5) days after rendering their determinations. The third broker shall have ten (10) days to make his or her determination of the Fair Market Rent and upon such determination, the Fair Market Rent shall be deemed to be the median determination made by the three (3) brokers. If Landlord fails to give Tenant timely notice of Landlord's selection of a broker, the broker selected by Tenant shall solely determine Fair Market Rent.

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                          (iii) Each broker appointed pursuant to this
Subsection shall be a disinterested broker licensed in the State of Maryland having recognized competence in the field of commercial leasing and a minimum of ten (10) years experience as a commercial leasing broker or agent in the Montgomery County area. Each party shall pay for the cost of the broker which it selects and the parties shall share equally the cost of the third broker, if any.

                  (e) Upon the valid exercise by Tenant of the Renewal Option, at the request of either party hereto and within thirty (30) days after such request, Landlord and Tenant shall enter into a written supplement to this Lease incorporating the terms, conditions and provisions applicable to the Renewal Term as determined in accordance with the provisions of this Section; provided, that if the amount of Base Rent for the first year of the Renewal Term has not then been set, such amount shall be entered into such supplement when determined.

                  SECTION 29.       SECURITY DEPOSIT

                  If at any time during the Term, the credit rating of Tenant's corporate debt drops below BBB as rated by Standard & Poor's (or the equivalent rating by any other national rating agency designated by Landlord), upon notice from Landlord, Tenant shall deposit a sum with Landlord equal to one month's installment of the then applicable annual Base Rent ("Security Deposit"), as security for the full and faithful performance by Tenant, of each and every term, covenant, and condition of this Lease. If there an event of Default, Landlord may use the Security Deposit as payment of any Rent or other payment due from Tenant to Landlord or to otherwise cure any default of Tenant hereunder. To the extent that any of the Security Deposit is used for this purpose, Tenant shall pay such amount to Landlord along with the next month's Rent in order to replenish the Security Deposit to the original amount stated herein. The Security Deposit shall be returned to Tenant within thirty (30) days of the Expiration Date or earlier termination of this Lease to the extent that such amount is not depleted in order to remedy any default by Tenant hereunder.

                  SECTION 30.       MISCELLANEOUS GENERAL PROVISIONS

                  (a) Payments Deemed Rent. Any amounts of money to be paid by Tenant to Landlord pursuant to the provisions of this Lease, whether or not such payments are denominated Rent or Additional Rent and whether or not they are to be periodic or recurring, shall be deemed Rent or Additional Rent for purposes of this Lease; and any failure to pay any of same shall entitle Landlord to exercise all of the rights and remedies afforded hereby or by law or in equity for the collection and enforcement of Tenant's obligation to pay Rent. Tenant's obligation to pay any such Rent or Additional Rent pursuant to the provisions of this Lease shall
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this Lease and the surrender of possession of the Master Lease Property.

                  (b) Interest on Deposits. Any amount deposited with Landlord under this Lease shall be held by Landlord in a federally insured, interest bearing account. Any interest earned on such deposit shall accrue to Tenant and shall be transferred to Tenant promptly after the Expiration Date or such earlier time as may be specified in this Lease unless Landlord is required by Applicable Laws to return such interest to Tenant sooner than stated herein. Any amount deposited with Mortgagee by Tenant (or by Landlord on Tenant's behalf) shall be held by Mortgagee pursuant to Applicable Laws and pursuant to the security documents between Landlord and Mortgagee. No interest shall accrue unless required by Applicable Laws or such security documents. Notwithstanding the foregoing, any amounts placed in the Escrow Account shall be governed by the provisions of Subsection 21(b)(iii)(B).

                  (c) Landlord Cross Default. Any default by Landlord under the Facilities Lease shall be a default by Landlord under this Lease.

                  (d) Estoppel Letters. Tenant shall, within ten (10) business days following written request from Landlord, execute, acknowledge and deliver to Landlord or to any then existing or prospective lender, investor or purchaser, with respect to the Master Lease Property or any part thereof, designated by Landlord, a written statement certifying (i) that this Lease is in full force and effect (if such is the case) and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which Rent has been paid, (iii) that there are not, to Tenant's actual knowledge, any uncured defaults by Landlord or Tenant (or specifying such defaults if any are claimed), and (iv) such other matters as Landlord may reasonably request. Any such statement may be relied upon by any such then existing or prospective lender, investor or purchaser. If Tenant fails to deliver such statement within the ten (10) business day period and if following the expiration of that period Landlord gives a second written request for the statement and Tenant fails to deliver the statement within five (5) business days after the second request, Tenant shall conclusively be deemed to have responded that this Lease is in full force and effect and unmodified and that there are no uncured defaults in Landlord's performance hereunder.

                  (e) Brokers. Each party represents and warrants to the other that no broker procured this Lease on its behalf and that such party had no conversations or negotiations with any broker concerning the leasing of the Master Lease Property, other than Barnes, Morris, Pardoe and Foster, which firm is receiving a commission from Tenant in connection with the Purchase and Sale Agreement and is not entitled to a commission in connection with this Lease. Each party shall indemnify the other against liability in connection with a breach of its representation and

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warranty  in  this  Subsection  and in  connection  with  any  claim  for a brokerage or finder's commission or fee arising out of its acts. This indemnification shall survive any termination of this Lease.

                  (f) Applicable Law. This Lease and all matters pertinent thereto shall be construed and enforced in accordance with the Applicable Laws of the State of Maryland, excluding choice of laws principles.

                  (g) Entire Agreement. This Lease, including all exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the leasing of the Master Lease Property and may not be modified except by an instrument in writing executed by the parties hereto.

                  (h) Binding Effect. This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as well as the parties themselves; subject, however, to Subsection (o) below.

                  (i) Survival. All provisions of this Lease which by their express terms survive termination of this Lease or which by the operation of their terms are intended to be performed, in whole or in part, after termination of this Lease, shall survive any termination of this Lease.

                  (j) Severability. If any provision of this Lease shall be held to be invalid, void or unenforceable, such provision shall be deemed reformed to be valid, in effect and enforceable, and to be as close in meaning and intent as the defective provision and still the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

                  (k) Headings, Gender, etc. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall include any other gender. The topical headings of the several paragraphs of this Lease are inserted only as a matter of convenience and reference, and do not affect, define, limit or describe the scope or intent of this Lease. References in this Lease to Sections and Subsections are references to Sections and Subsections of this Lease.

                  (l) Waiver of Jury. To the extent permitted by Applicable Laws, each of Landlord and Tenant hereby waives any right it may have to a jury trial in the event of litigation between Landlord and Tenant pertaining to this Lease.

                  (m) Landlord's Right to Cure. Landlord may, but shall not be obligated to, cure any default by Tenant, specifically including, but

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not  by  way  of  limitation,   Tenant's  failure  to  pay Impositions,  obtain
Insurance, Care for the Master Lease Property, or satisfy lien claims, after complying with any applicable notice and cure provisions established under this Lease; and whenever Landlord so elects, all reasonable out of pocket costs and expenses paid by Landlord in curing such default, including, without limitation, reasonable attorneys' fees, shall be Additional Rent due on the next scheduled Rent payment date.

                  (n) Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

                  (o) Landlord Means Owner.  The term "Landlord" as used in
this lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Master Lease Property and, in the event of any transfer or transfers of the title to all of the Master Lease Property, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed (but not any liabilities accrued prior to the date of transfer); provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant and further provided that the transferee assumes in writing all of the covenants and obligations of Landlord to observed and performed on and after the date of transfer.

                  (p) References to Size. Landlord and Tenant acknowledge and agree that any references in this Lease to the size of the Property, the Main Building Area, the Main Building or any portion thereof are for convenience only and regardless of whether the actual size of such areas is greater or less than the size stated in this Lease, all obligations of the parties hereunder, including without limitation, the obligation to pay Rent shall remain the same and shall not be affected by any errors in references to size.

                  (q) Unavoidable Delays. For purposes of this Lease, the term "Unavoidable Delays" shall mean delays caused by strikes, lockouts,
acts  of  God,  inability  to  obtain  labor  or  materials,   governmental
restrictions or inaction, enemy action, civil commotion, fire, terrorist action, epidemic, public utility failure, unavoidable casualty, moratorium

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or similar  laws  prohibiting performance,  weather conditions or any other similar matter which shall be beyond the reasonable control of Landlord or Tenant, as the case way be; but the lack or insufficiency of funds shall not constitute an Unavoidable Delay.

                  (r) Landlord's Approvals. Wherever Landlord's consent or approval are required under this Lease, Landlord shall approve or disapprove the matter within ten (10) business days after Tenant requests the consent or approval in writing. If Landlord fails to do so and if, following the expiration of the ten (10) business day period, Tenant gives a second written request for the consent or approval and Landlord fails to approve or disapprove the matter within five (5) business days after the second request, Landlord shall conclusively be deemed to have consented to or approved the matter, as the case may be.

                  (s) Rate of Interest. If any amount owed by Landlord to Tenant under this Lease remains unpaid after such amount is due and notice thereof has been given to Landlord, the outstanding amount shall bear interest at the Stipulated Rate from the date such amount is due and such notice is given to the date such amount is paid.

                  (t) Cooperation of Parties. Whenever the parties are required to cooperate with each other under this Lease but are entitled to reimbursement for their out-of-pocket costs to third parties, the party that is obligated to cooperate shall provide an estimate of such third party costs to the party requesting such cooperation and obtain the prior written approval from such other party not to be unreasonably withheld or delayed before such costs are incurred.

                  (u) Reconciliation. Nothing in this Lease shall prevent or impair Tenant from performing its obligations or observing its covenants under the Existing Space Leases. Further, nothing in this Lease shall prevent or impair any of the Existing Tenants from exercising their rights and privileges under the Existing Space Leases. No such action by Tenant or the Existing Tenants in accordance with the Existing Space Leases shall be deemed to be a breach or default by Tenant under this Lease.

                  (v) Memorandum of Lease. Upon request of either party the other party shall promptly execute and deliver a memorandum or other short form version of this Lease setting forth the basic terms of this Lease excluding Rent. The party recording such memorandum, short form version, or other document giving notice of this Lease shall pay any and all recordation and transfer taxes due in connection with such recordation.

                  (w) Financial Reports. In the event that Tenant is no longer a publicly traded company with common stock trading on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Exchange (or, in the event the Tenant's stock is no longer traded on such

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exchanges, or a successor or reasonably equivalent exchange), Tenant shall supply Landlord, within ten (10) business days of Landlord's request therefor (to be no more frequent than once per year), copies of Tenant's most recent financial reports. Such reports shall (i) include an income statement, balance sheet, statement owner's equity and statement of cash flows, (ii) shall be audited by a certified public accountant or, to the extent audited Financial Reports are not otherwise obtained by Tenant for other purposes, certified by the chief financial officer of Tenant, to his/her knowledge, as being true, correct and complete financial reports, and (iii) shall be dated no later than twelve months prior to Landlord's request. Notwithstanding the foregoing, in the event that Landlord requests such financial reports within one hundred twenty (120) days after Tenant's fiscal year end, Tenant shall have up to one hundred twenty (120) days from such fiscal year end to supply such reports to Landlord; provided Tenant has given Landlord its most recent financial reports and such reports are not dated earlier than twelve (12) months prior to Tenant's fiscal year end.

                  (x) Landlord's Affiliates. Notwithstanding anything contained in this Lease to the contrary, any act or omission of an affiliate of Landlord on any Excluded Areas shall not be a default of Landlord under this Lease. In no event shall this provision be construed in any manner as a waiver of any right that Tenant has at law or in equity against such affiliate as a result of such act or occurrence.


                          [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS  WHEREOF,  the parties hereto have caused this
Lease to be executed as of the day and year stated herein.

                                 LANDLORD:

                                 LCOR CLARKSBURG L.L.C.
                                 By: Clarksburg Management, Inc.

                                 By:/s/ Michael T. Goulder

                                 Name: Michael T. Goulder

                                 Title: Vice President



                                 TENANT:

                                 COMSAT CORPORATION


                                 By: /s/ Allen E. Flower

                                 Name: Allen E. Flower

                                 Title: Vice President and
                                        Chief Financial Officer



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                                 SCHEDULE I
                               Defined Terms

         AAA:                             Section 11(c)
         ACM:                             Section 27(b)
         Accelerated Payment:             Section 21(b)(iii)(A)
         Additional Easements:            Section 6(f)
         Additional Rent:                 Section 4(b)
         Adequate Assurance of
           Future Performance:            Section 22(d)
         All Risks Policy:                Section 14(a)(i)
         Alterations:                     Section 13(a)
         Applicable Laws:                 Section 5(b)(iv)
         Appurtenances:                   Section 6(d)
         Arbitration Deadline:            Section 28(d)
         Architect:                       Section 15(b)(i)
         Assignment:                      Section 19(b)
         Base Rent:                       Section 4(a)
         Blanket Policy:                  Section 14(e)
         Building A, B or C:              Definitions of Main Building
         Care, Care for,
           Care of:                       Section 11(a)
         Communication Facilities:        Section 6(a)(iii)
         Comparable Buildings:            Section 11(a)
                  Comparable Properties:  Section 11(b)
         Contents:                        Section 27(e)
         Damage:                          Section 15(a)
         Declaration:                     Section 11(b)
         Default Measuring Period:        Section 21(b)(iii)(B)
         Development:                     Section 6(a)
         Effective Date:                  Preamble
         Environmental Conditions:        Section 27(a)
         Escrow Account:                  Section 21(b)(iii)(B)
         Escrowee:                        Section 21(b)(iii)(B)
         Events of Default:               Section 21(a)
         Existing Space Leases:           Section 19(a)
         Existing Tenants:                Section 19(a)
         Facilities Lease:                Section 21(a)(iii)
         Flood and Earthquake
           Insurance:                     Section 14(f)
         Flood Zone:                      Section 14(f)
         Hazardous Material:              Section 27 and 27(d)
         Holdover Notice:                 Section 3(b)(i)
         Holdover Period:                 Section 3(b)(i)
         Holdover Space:                  Section 3(b)(ii)
         Impositions:                     Section 7(a) and (d)
         Indemnifying Party:              Section 16(c)
         Indemnitee:                      Section 16(c)
         Indemnity Payment:               Section 16(c)
         Initial Term:                    Section 3(a)
         Institutional Mortgagee:         Section 15(c)(i)
         Insurable Casualty:              Section 15(h)
         Insurance:                       Section 14(a)
         Insurance Notice:                Section 14(g)

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                            SCHEDULE I (cont'd)

         Insurance Trustee:               Section 15(c)
         Landlord:                        Preamble; Section 30(o)
         Landlord Approved SNDA:          Section 19(b)
         Lease:                           Preamble
         Lease Renewal:                   Section 19(d)
         Lease Year:                      Section 3(c)
         Liability Policy:                Section 14(a)(ii)
         Measuring Period:                Section 19(d)
         Mitigation Leases:               Section 21(b)(iii)(B)
         Mortgagee:                       Section 7(e)(i)
         Non-Broker Sublease:             Section 19(b)
         Non-Consensual Holdover
           Period:                        Section 24
         Operating Expenses:              Section 21(b)(iii)(B)
         Personal Property:               Section 13(b)
         Plans:                           Section 13(a)(i)
         Post Default Leases:             Section 21(b)(iii)(B)
         Preapproved Alterations:         Section 13(a)
         Prime Rate:                      Section 4(h)
         Profit:                          Section 19(d)
         Purchase and Sale
           Agreement:                     Recital (a)
         Remediation Obligation:          Section 27(a)
         Renewal Notice:                  Section 28(b)
         Renewal Option,
           Renewal Term:                  Section 28(a)
         Rent:                            Section 4(b)
         Rent Insurance:                  Section 14(a)(iv)
         Replacement Value:               Section 14(a)(i)
         Requisition:                     Section 15(c)(i)
         Restoration:                     Section 15(a)
         Restricted Areas:                Section 12(a)
         Restricted Property:             Section 13(b)
         Roof Based Facilities:           Section 13(a)
         Roof Work:                       Section 11(e)
         Security Deposit:                Section 29
         Seismic Activity Zone:           Section 14(f)
         Signs:                           Section 9(a)
         Standard Rating:                 Section 14(g)
         Stipulated Rate:                 Section 4(h)
         Sublease:                        Section 19(b)
         Sublease Arbitration
           Deadline:                      Section 19(c)
         Subject Space:                   Section 19(d)
         Subtenant:                       Section 19(e)
         Taken, Taking:                   Section 17(a)(i)
         Tax and Insurance
           Holdbacks:                     Section 21(b)(iii)(B)
         Tenant:                          Preamble
         Tenant Approved SNDA:            Section 20(a)
         Tenant's Knowledge:              Section 15(c)(ii)
         Term:                            Section 3(a)
         Third Party Claim:               Section 16(d)(i)

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         Triggering Event:                  Section 6(b)
         Unavoidable Delays:                Section 30(q)
         Utilities:                         Section 8(a)

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                                Schedule II
                                Deductibles


I.       All Risk Policy                             $100,000
         Flood and Earthquake Insurance              $150,000


II. In the event that Tenant's corporate debt drops below BB, as rated by an Approved Credit Rating Agency, the following deductibles shall apply:

         All Risk Policy                             $25,000
         Flood and Earthquake Insurance              $50,000


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                            SCHEDULE OF EXHIBITS



   EXHIBIT                                             SECTION

   Exhibit A         (Description of Land)             1(a)

                  Exhibit B (Description of Main       1(a)
                             Building Area)

                  Exhibit C (Description of            1(a)
                             Installations Premises)

                  Exhibit D  Intentionally Omitted

                  Exhibit E  (Wire Instructions)       4(g)

                  Exhibit F  (Roof Work)               11(e)

                  Exhibit G  (Existing Space Leases)   19(a)

                  Exhibit H  (Landlord Approved SNDA)  19(b)

                  Exhibit I  (Tenant Approved SNDA)    20(a)

                  Exhibit J  (Operations and           27(b)
                              Maintenance Plan)


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